UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

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I.D. SYSTEMS, INC.

 (Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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I.D. Systems, Inc.

123 Tice Boulevard

Woodcliff Lake, New Jersey 07677

May 4, 2012

Dear Stockholder:

I would like to extend a personal invitation for you to join us at the Annual Meeting of Stockholders of I.D. Systems, Inc. (the “Company”) to be held on Thursday, June 21, 2012, at 10:00 a.m. (Eastern Time), at the offices of Lowenstein Sandler PC, 1251 Avenue of the Americas, New York, New York 10020.

At this year’s meeting, you will be asked to vote on the election of directors; an amendment to the Company’s 2007 Equity Compensation Plan (the “2007 Plan”) to increase the number of shares of our common stock reserved for issuance pursuant to the 2007 Plan from 2,000,000 to 2,500,000 and provide that any “repricing” (as defined in the 2007 Plan) of options granted under the 2007 Plan would require the approval of the Company’s stockholders; the ratification of the appointment of EisnerAmper LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012; the approval, on an advisory basis, of the Company’s executive compensation; a shareholder proposal recommending that our Board of Directors amend the Company’s Restated Bylaws to provide for reimbursement of a shareholder or group of shareholders for expenses incurred in connection with nominating a director candidate under certain circumstances; and any other business that may properly come before the meeting or any adjournment thereof. Attached you will find a notice of meeting and proxy statement that contain additional information about these proposals and the meeting itself, as well as the different methods you can use to vote your proxy, including via telephone and Internet.

In addition to the specific matters to be acted upon, there will be a report on the progress of the Company and an opportunity for questions of general interest to the stockholders.

We hope that you will find it convenient to attend the meeting in person. Whether or not you expect to attend in person, I encourage you to vote your shares to ensure your representation at the meeting and the presence of a quorum. If you do attend the meeting, you may withdraw your proxy if you wish to vote in person.

On behalf of the Board of Directors and management of the Company, I would like to express our appreciation for your continued support of I.D. Systems, Inc.

Sincerely,

/s/ Jeffrey M. Jagid

Jeffrey M. Jagid
Chairman of the Board and
Chief Executive Officer

I.D. Systems, Inc.

123 Tice Boulevard

Woodcliff Lake, New Jersey 07677

____________________________________

NOTICE OF 2012 ANNUAL MEETING OF STOCKHOLDERS

To Be Held On June 21, 2012

To the Stockholders of I.D. Systems, Inc.:

Notice is hereby given that the 2012 Annual Meeting of Stockholders (the “Annual Meeting”) of I.D. Systems, Inc. (the “Company,” “we,” “our” or “us”) will be held at the offices of Lowenstein Sandler PC, located at 1251 Avenue of the Americas, New York, New York 10020, on Thursday, June 21, 2012, at 10:00 a.m., Eastern Time, and thereafter as it may be postponed or adjourned from time to time, for the following purposes, each of which is described more fully in the Proxy Statement accompanying this Notice of Annual Meeting:

1.	To elect five (5) directors, the names of whom are set forth in the accompanying Proxy Statement, each to serve until the Company’s 2013 annual meeting of stockholders and until their respective successors are duly elected and qualified;

2.	To vote upon an amendment to the Company’s 2007 Equity Compensation Plan (the “2007 Plan”) to increase the number of shares of our common stock reserved for issuance pursuant to the 2007 Plan from 2,000,000 to 2,500,000 and provide that any “repricing” (as defined in the 2007 Plan) of options granted under the 2007 Plan would require the approval of the Company’s stockholders;

3.	To vote upon the ratification of the appointment of EisnerAmper LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2012;

4.	To hold an advisory (non-binding) vote to approve the Company’s executive compensation;

5.	To vote upon a shareholder proposal recommending that our Board of Directors amend the Company’s Restated Bylaws to provide for reimbursement of a shareholder or group of shareholders for expenses incurred in connection with nominating a candidate for election to the Board of Directors who receives a number of votes cast in favor of his or her election equal to at least 25% of all votes cast for the nominee receiving the most votes cast in such election of directors; and

6.	To transact such other business as may properly come before the Annual Meeting, including any motion to adjourn to a later date to permit further solicitation of proxies, if necessary, or before any adjournment thereof.

The meeting will begin promptly at 10:00 a.m., Eastern Time. Only holders of record of shares of our common stock at the close of business on April 26, 2012, the date fixed by our Board of Directors as the record date for the Annual Meeting, will be entitled to notice of, and to vote at, the meeting and any postponements or adjournments of the meeting.

To help conserve resources and reduce printing and distribution costs, we will be mailing a notice to most of our stockholders, instead of a paper copy of the Proxy Statement and our 2011 Annual Report, with instructions on how to access our proxy materials, including this Proxy Statement, our 2011 Annual Report and a form of proxy card or voting instruction card, over the Internet. The notice also will contain instructions on how a stockholder can receive a paper copy of our proxy materials.

For a period of at least 10 days prior to the Annual Meeting, a complete list of stockholders entitled to vote at the meeting will be available and open to the examination of any stockholder for any purpose relating to the Annual Meeting during normal business hours at our principal executive offices located at 123 Tice Boulevard, Woodcliff Lake, New Jersey 07677.

Whether you expect to attend the Annual Meeting or not, please vote, sign, date and return in the self-addressed envelope provided the enclosed proxy card as promptly as possible. If you attend the Annual Meeting, you may vote your shares in person, even though you have previously signed and returned your proxy.

By order of the Board of Directors,

/s/ Ned Mavrommatis

Ned Mavrommatis
Corporate Secretary

Dated: May 4, 2012

Woodcliff Lake, New Jersey

YOUR VOTE IS IMPORTANT.

ALL STOCKHOLDERS OF RECORD AS OF APRIL 26, 2012, ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE MEETING, PLEASE PROMPTLY VOTE BY TELEPHONE, OR, IF AVAILABLE, ELECTRONICALLY, OR, IF YOU RECEIVED PER YOUR REQUEST A PAPER COPY OF OUR PROXY MATERIALS, COMPLETE, SIGN, DATE, AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE. NO ADDITIONAL POSTAGE IS NECESSARY IF THE PROXY CARD IS MAILED IN THE UNITED STATES OR CANADA. YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE IT IS VOTED AT THE MEETING AND YOU MAY VOTE IN PERSON IF YOU ATTEND THE MEETING.

I.D. Systems, Inc.

123 Tice Boulevard

Woodcliff Lake, New Jersey 07677

_______________________________

PROXY STATEMENT

Annual Meeting of Stockholders

June 21, 2012

_______________________________

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of I.D. Systems, Inc., a Delaware corporation (the “Company,” “we,” “our” or “us”), for use at our 2012 Annual Meeting of Stockholders (the “Annual Meeting”) to be held at the offices of Lowenstein Sandler PC, located at 1251 Avenue of the Americas, New York, New York 10020, on Thursday, June 21, 2012, at 10:00 a.m., Eastern Time, and any adjournments or postponements thereof.

The Board is making the proxy materials relating to the Annual Meeting, which include this Proxy Statement, our Annual Report on Form 10-K for the fiscal year ended December 31, 2011, and proxy card, available to its stockholders on the Internet, or sending printed proxy materials to certain stockholders, including upon a stockholder’s request, beginning on or about May 4, 2012. The information included in this Proxy Statement relates to the proposals to be voted on at the Annual Meeting, the voting process, the compensation of our most highly paid executive officers and our directors, and certain other required information.

Notice of Internet Availability of Proxy Materials

Pursuant to rules issued by the U.S. Securities and Exchange Commission (the “SEC”), we are providing access to our proxy materials, including this Proxy Statement, the accompanying form of proxy card and our Annual Report on Form 10-K for the fiscal year ended December 31, 2011, over the Internet instead of mailing a full set of such materials to every stockholder. We have sent a Notice of Internet Availability of Proxy Materials (the “Notice”) to all of our stockholders who were not mailed a full set of the proxy materials. The Notice, this Proxy Statement, and our Annual Report on Form 10-K for the fiscal year ended December 31, 2011 are available through the Internet at http://www.amstock.com/ProxyServices/ViewMaterial.asp?CoNumber=10255. Our stockholders may access our proxy materials over the Internet by following the directions set forth in the Notice. In addition, by following the instructions in the Notice, any stockholder may request that a full set of printed proxy materials be sent to them.

We have chosen to send the Notice to stockholders, instead of automatically sending a full set of printed copies of the proxy materials to all stockholders, in order to reduce the impact of printing our proxy materials on the environment and to save on the costs of printing and mailing incurred by the Company.

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Instead of receiving future copies of our notices of annual meeting, proxy statements and annual report on Form 10-K by mail, shareholders of record and most beneficial owners can elect to receive an e-mail that will provide electronic links to these documents. Directions on how to receive your future proxy materials electronically will be set forth in the Notice. Opting to receive your proxy materials electronically will save us the cost of producing and mailing documents to your home or business, and will reduce the impact of our annual stockholders’ meetings on the environment.

Record Date and Outstanding Shares

The Board has fixed the close of business on April 26, 2012, as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements of the meeting. Only stockholders of record at the close of business on the Record Date will be entitled to vote at the Annual Meeting or any and all adjournments or postponements thereof.

As of the Record Date, we had issued and outstanding 12,131,652 shares of common stock. Our common stock comprises all of our issued and outstanding voting stock.

At least ten (10) days before the Annual Meeting, we will make a complete list of the stockholders entitled to vote at the meeting open to the examination of any of our stockholders for any purpose germane to the Annual Meeting. The list will be available for inspection during ordinary business hours at our offices at 123 Tice Boulevard, Woodcliff Lake, New Jersey 07677, and will be made available to stockholders present at the Annual Meeting.

Purposes of the Annual Meeting

The purposes of the Annual Meeting are (i) to elect five directors to our Board, each to serve until our 2013 annual meeting of stockholders and until their respective successors are duly elected and qualified; (ii) to approve an amendment to the Company’s 2007 Equity Compensation Plan (the “2007 Plan”) to increase the number of shares reserved thereunder from 2,000,000 to 2,500,000 and provide that any “repricing” (as such term is defined in the 2007 Plan) of options granted under the 2007 Plan would require the approval of the Company’s stockholders; (iii) to ratify the appointment of EisnerAmper LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012; (iv) to approve, on an advisory basis, the Company’s executive compensation; (v) to vote upon a shareholder proposal recommending that the Board amend the Company’s Restated Bylaws to provide for reimbursement of a shareholder or group of shareholders for expenses incurred in connection with nominating a candidate for election to the Board who receives a number of votes cast in favor of his or her election equal to at least 25% of all votes cast for the nominee receiving the most votes cast in such election of directors (the “Shareholder Proposal”); and (vi) to transact such other business as may properly come before the Annual Meeting or at any adjournment or postponement thereof. In addition to the foregoing, there will be a report on the progress of our company and an opportunity for questions of general interest to the stockholders.

Unless we receive specific instructions to the contrary or unless such proxy is revoked, shares represented by each properly executed proxy will be voted: (i) “FOR” the election of each of our nominees as a director; (ii) “FOR” the approval of the amendment to the 2007 Plan; (iii) “FOR” the ratification of the appointment of EisnerAmper LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2012; (iv) “FOR” the approval, on an advisory basis, of our executive compensation; (v) “AGAINST” the Shareholder Proposal; and (vi) with respect to any other matters that may properly come before the Annual Meeting, at the discretion of the proxy holders. We do not presently anticipate that any other business will be presented for action at the Annual Meeting.

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Voting at the Annual Meeting

Quorum Requirements

The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the total outstanding shares of our common stock is necessary to constitute a quorum for the transaction of business at the meeting. Abstentions and broker “non-votes” (as hereinafter defined) are counted as present and entitled to vote for purposes of determining whether a quorum is present. A broker “non-vote” on a matter occurs when a broker, bank or your representative may not vote on a particular matter because it does not have discretionary voting authority and has not received instructions from the beneficial owner.

Shareholders of Record and Beneficial Owners

Each share of our common stock outstanding on the Record Date will be entitled to one vote on each matter submitted to a vote of our stockholders. Cumulative voting by stockholders is not permitted. The shares to be voted include shares of our common stock that are (i) held of record directly in a stockholder’s name and (ii) held for stockholders in “street name” through a broker, bank or other nominee. If your shares are registered directly in your name with the Company’s stock transfer agent, American Stock Transfer & Trust Company, LLC, you are considered the “shareholder of record” with respect to those shares. If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of those shares.

If you hold your shares of our common stock through a broker, bank or other representative, generally the broker, bank or representative may only vote the common stock that it holds for you in accordance with your instructions. However, under the rules that govern brokers who have record ownership of shares that are held in street name for their clients who are the beneficial owners of the shares, brokers have the discretion to vote such shares on routine matters. Therefore, if the broker, bank or representative has not timely received your instructions, it may vote on certain matters for which it has discretionary voting authority. The ratification of the appointment of an independent registered public accounting firm is considered a routine matter. Thus, if you do not otherwise instruct your broker, the broker may turn in a proxy card voting your shares “FOR” ratification of the independent registered public accounting firm. The Company believes that all of the other proposals to be voted upon at the meeting will be considered “non-routine.” Thus, a broker or other nominee cannot vote without instructions on these non-routine matters, and, consequently, if your shares are held in street name, you must provide your broker or nominee with instructions on how to vote your shares in order for your shares to be voted on those proposals.

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Holders of our common stock will not have any rights of appraisal or similar dissenters’ rights with respect to any matter to be acted upon at the Annual Meeting.

Vote Required

For the election of directors, a plurality of the votes cast is required. Since the number of candidates is equal to the number of vacancies, receipt of any votes in favor of any candidate will ensure that that candidate is elected. If no voting direction is indicated on a proxy card that is signed and returned, the shares will be considered votes FOR the election of all director nominees set forth in this Proxy Statement. In accordance with Delaware law, stockholders entitled to vote for the election of directors may withhold authority to vote for all nominees for directors or may withhold authority to vote for certain nominees for directors. Abstentions and broker “non-votes” are not considered for the purpose of the election of directors.

The ratification of the selection of EisnerAmper LLP as the Company’s independent registered public accounting firm, the approval of the amendment to the 2007 Plan, the advisory (non-binding) proposal to approve the Company’s executive compensation, and the approval of the Shareholder Proposal each requires the affirmative vote of a majority of the votes cast. Abstentions and broker non-votes will have no effect on the outcome on these matters.

Your vote will not be disclosed either within the Company or to third parties, except: (i) as may be necessary to meet applicable legal requirements or to assert or defend claims for or against the Company; (ii) to allow for the tabulation of votes and certification of the vote; and (iii) to facilitate a successful proxy solicitation.

Effect of Advisory Votes

Proposal No. 4 (the approval, on an advisory basis, of our executive compensation, also known as a “say on pay” vote) is an advisory vote mandated by the Dodd-Frank Wall Street Reform and Consumer Protection Act. This means that while we ask stockholders to approve our executive compensation, it is not an action that requires stockholder approval, and stockholders are not voting to approve or disapprove the Board’s recommendation with respect to this proposal. This advisory vote is non-binding on the Board, although the Board welcomes the input of our stockholders on the Company’s compensation policies and compensation program and will take the advisory vote into account in making determinations concerning executive compensation.

At our 2011 annual meeting of stockholders held on June 21, 2011, we conducted a stockholder advisory vote on the frequency of future stockholder votes on the Company’s executive compensation (every one, two or three years), also known as a “say on frequency” vote. The Board considered the results of this “say on frequency” advisory vote and, since the most affirmative votes of all the votes cast on the “say on frequency” matter expressed a preference for having the “say on pay” vote every year, determined that an advisory vote on executive compensation would be conducted on an annual basis until the next vote on the frequency of such votes. Notwithstanding the outcome of stockholder “say on frequency” votes, however, the Board may in the future decide to conduct advisory votes on a less frequent basis if appropriate and may vary its practice based on factors such as discussions with stockholders and the adoption of material changes to compensation programs.

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Voting of Proxies

Shareholders of Record

As a shareholder of record, these proxy materials will be furnished directly to you by the Company, via the Internet, as described in the Notice, or by mail. As the stockholder of record, you have the right to grant your voting proxy directly to the Company or to vote in person at the meeting.

Beneficial Owners

As a beneficial owner, you have the right to direct your broker, trustee or nominee as to how to vote your shares. Please refer to the voting instruction card provided by your broker, trustee or nominee. You are also invited to attend the Annual Meeting. However, because a beneficial owner is not the stockholder of record, you may not vote these shares in person at the meeting unless you obtain a “legal proxy” from the broker, trustee or nominee that holds your shares, giving you the right to vote the shares at the meeting. Note that it may take some time to obtain a legal proxy from your broker, trustee or nominee, so, if you plan to request a legal proxy, you should do so well in advance of the meeting.

Voting Without Attending the Meeting

Whether you hold shares directly as the shareholder of record or through a broker, trustee or other nominee as the beneficial owner, you may direct how your shares are voted without attending the Annual Meeting. There are three ways to vote by proxy without attending the meeting:

•	By Internet — Stockholders who received a Notice may submit proxies over the Internet by following the instructions on the notice. Stockholders who have received a paper copy of a proxy card or voting instruction card by mail may submit proxies over the Internet by following the instructions on the proxy card or voting instruction card.

•	By Telephone — Stockholders of record may submit proxies by telephone by following the instructions on the Notice or the proxy card. You will need to have the three digit company number and the eleven digit control number that appears on your Notice or proxy card available when voting by telephone.

•	By Mail — Stockholders who requested and have received a paper copy of a proxy card or a voting instruction card by mail may submit proxies by completing, signing and dating their proxy card or voting instruction and mailing it in the accompanying pre-addressed envelope.

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Revocation of Proxies

Stockholders can revoke a proxy prior to the completion of voting at the Annual Meeting through any of the following methods:

•	by writing a letter delivered to Ned Mavrommatis, our Corporate Secretary, stating that the proxy is revoked;

•	by submitting another proxy bearing a later date; or

•	by attending the Annual Meeting and voting in person (unless you are a beneficial owner without a legal proxy, as described below).

Please note, however, that if a stockholder’s shares are held of record by a broker, bank or other nominee and that stockholder wishes to vote at the Annual Meeting, the stockholder must bring to the Annual Meeting a letter or “legal proxy” from the broker, bank or other nominee confirming the stockholder’s beneficial ownership of the shares.

Solicitation

The cost of preparing, assembling, printing and mailing the proxy material and of reimbursing brokers, nominees and fiduciaries for the out-of-pocket and clerical expenses of transmitting copies of the proxy material to the beneficial owners of shares held of record by such persons will be borne by the Company. Certain officers and employees of the Company, without additional compensation, may use their personal efforts, by telephone or otherwise, to obtain proxies.

We have retained the firm of Alliance Advisors, LLC to provide services as proxy solicitor in connection with this Proxy Statement. We estimate that the costs for such services will be in the aggregate amount of approximately $11,000.

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PROPOSAL NO. 1

ELECTION OF DIRECTORS

The Board has nominated Jeffrey M. Jagid, Kenneth S. Ehrman, Lawrence S. Burstein, Harold D. Copperman and Michael P. Monaco for re-election as directors of the Company. If re-elected to the Board, each nominee would hold office until our Annual Meeting of Stockholders to be held in 2013 and until his respective successor has been duly elected and qualified, or until his earlier death, resignation or removal. Each of Messrs. Jagid, Ehrman, Burstein, Copperman and Monaco has consented to be named as a nominee and, if elected, to serve as a director. The Nominating Committee and the Board believe that each of these nominees possesses the attributes we seek in directors generally as well as the individual experiences, qualifications and skills included in their individual biographies below.

If any nominee is unable to serve, which the Board has no reason to expect, the persons named in the proxy intend to vote for the balance of those nominees named above and, if they deem it advisable, for a substitute nominee.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF ALL OF THE DIRECTOR NOMINEES LISTED ABOVE.

Information About Our Directors and Executive Officers

The table below sets forth the names and ages of the directors and executive officers of the Company, as well as the position(s) and office(s) with the Company held by those individuals. A summary of the background and experience of each of those individuals is set forth after the table.

Name	Age	Position(s)

DIRECTORS (DIRECTOR NOMINEES):
Jeffrey M. Jagid	43	Chairman of the Board and Chief Executive Officer
Lawrence S. Burstein	69	Director
Harold D. Copperman	65	Director
Kenneth S. Ehrman	42	Director and President
Michael P. Monaco	64	Director

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS:
Michael L. Ehrman	39	Chief Technology Officer
Brett Kilpatrick	53	Executive Vice President of World Wide Sales (1)
Ned Mavrommatis	41	Chief Financial Officer, Treasurer and Corporate Secretary
Darryl Miller	48	Chief Operating Officer

__________________________

(1)	Brett Kilpatrick was named our Executive Vice President of World Wide Sales as of March 30, 2012.

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Directors (Director Nominees)

Jeffrey M. Jagid. Mr. Jagid has been our Chairman of the Board since June, 2001 and our Chief Executive Officer since June, 2000. Prior to that time, Mr. Jagid served as our Chief Operating Officer. Since he joined us in 1995, Mr. Jagid also has served as a director as well as our General Counsel. Prior to joining us, Mr. Jagid was a corporate litigation associate at the law firm of Tannenbaum Helpern Syracuse & Hirschtritt LLP in New York, New York. Mr. Jagid also is a director of Coining Technologies, Inc., a privately held company that manufactures and engineers metal components. Mr. Jagid previously served as a director of International Fight League, Inc., a publicly traded company that organized, hosted and promoted live and televised mixed martial arts through its wholly owned subsidiary, until December, 2009. Mr. Jagid received a Bachelor of Business Administration from Emory University in 1991 and a Juris Doctor degree from the Benjamin N. Cardozo School of Law in 1994. He is a member of the Bar of the States of New York and New Jersey.

As Chief Executive Officer of the Company, Mr. Jagid brings deep institutional knowledge and perspective regarding our strengths, challenges, opportunities and operations to his role as a member of the Board and our Chairman. In addition, Mr. Jagid possesses an extensive understanding of wireless technology and is an inventor on several of the Company’s patents. Mr. Jagid brings to the Board the critical link between management and the Board, enabling the Board to perform its oversight function with the benefit of senior management’s perspective on our business. Mr. Jagid also has a legal background.

Lawrence S. Burstein. Mr. Burstein has served as a director of the Company since June, 1999. Mr. Burstein also serves as a member of each of the Audit Committee, Compensation Committee and Nominating Committee of the Board, and is the Chairman of the Nominating Committee. Since March, 1996, Mr. Burstein has served as President and a director of Unity Venture Capital Associates, Ltd., a private investment company. From January, 1982, to March, 1996, Mr. Burstein was Chairman of the Board and a principal stockholder of Trinity Capital Corporation, a private investment company. Mr. Burstein also currently serves as a director and a member of the compensation and governance committees of the board of directors of CAS Medical Systems, Inc., a publicly traded medical technology company that develops, manufactures and markets non-invasive patient monitoring products; a director and a member of the audit committee and the chairman of the governance committee of the board of directors of THQ, Inc., a leading worldwide developer and publisher of interactive entertainment software for popular game systems; and a director and the chairman of the audit committee and a member of the compensation committee of the board of directors of Atrinsic, Inc. (formerly known as New Motion, Inc.), a publicly traded, Internet-focused marketing company. Mr. Burstein previously served as a director of Millennium India Acquisition Corp. from July, 2007, until October, 2010, and as a director of American Telecom Services Inc. from February, 2006, until 2009. Mr. Burstein received a Bachelor of Arts in Economics from the University of Wisconsin and received his law degree from Columbia Law School.

Mr. Burstein has extensive experience in private investments and finance, and possesses considerable knowledge with respect to law and strategic business matters across a variety of industries. As a result of these experiences and the insights he has gained in investments, financial management and other areas, Mr. Burstein makes a significant contribution to the Board’s consideration of issues and oversight of management. In addition, Mr. Burstein’s service as a director of the Company since 1999 has provided him with extensive knowledge of the Company and its business and operations. Mr. Burstein also brings significant board expertise to the Company, as he serves as a director (and a member of various board committees) of several of public companies. Mr. Burstein’s skills and experience make him knowledgeable of the complex issues facing global companies today and give him an understanding of what makes businesses work effectively and efficiently.

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Harold D. Copperman. Mr. Copperman has served as a director of the Company since October, 2008, and as the Board’s independent lead director since June, 2009. Mr. Copperman also serves as a member of each of the Audit Committee, Compensation Committee and Nominating Committee of the Board, and is the Chairman of the Compensation Committee. Mr. Copperman has served as President and Chief Executive Officer of HDC Ventures, Inc., a management and investment group focusing on enterprise systems, software and services, since March, 2002. From January, 2001, to March, 2002, Mr. Copperman was a consultant and a private investor. From 1993 to 1999, Mr. Copperman served as Senior Vice President and Group Executive at Digital Equipment Corp. Mr. Copperman also has served as President and Chief Executive Officer of JWP Information Services, Inc.; President and Chief Operating Officer of Commodore Business Machines, Inc.; and Vice President and General Manager for Apple Computer, Inc.’s Eastern Operations. He also spent 20 years at IBM Corporation, where he held a variety of sales, marketing and executive positions. Since January, 2010, Mr. Copperman has served as a director and the chairman of the compensation committee of the board of directors of Meru Networks, Inc., a publicly traded company that engages in the development and marketing of a virtualized wireless LAN solution. Since August, 2011, Mr. Copperman has served as a director and the chairman of the compensation committee of EDGAR Online, Inc., a leading provider of financial data, analytics and disclosure management solutions to help corporations and institutional investors facilitate compliance and management of regulatory disclosure filings. Mr. Copperman also served as a director and the chairman of the compensation committee of the board of directors of Metastorm Inc., a privately held, global provider of enterprise architecture modeling, business process analysis and business process management software, from 2001 until February, 2011, when Metastorm was acquired by Open Text Corporation. Mr. Copperman also previously served as a director and a member of the audit, compensation and nominating and governance committees of the board of directors of Avocent Corporation, a publicly traded company that delivers IT operations management solutions, from 2002 until December, 2009, at which time Avocent Corporation was acquired by Emerson Electric Co. In addition, Mr. Copperman previously served as a director and a member of the audit and nominating and governance committees and the chairman of the compensation committee of the board of directors of AXS-One Inc., a publicly traded company that provides high performance records compliance management solutions, from 2006 until June, 2009, when AXS-One Inc. was acquired by Unify Corporation. From 2001 until 2008, Mr. Copperman also served as a director and a member of the audit and nominating and governance committees of the board of directors of Epicor Software Corporation, a publicly held company that designs, develops, markets and supports enterprise application software solutions and services. He also served on the board of directors of America Online from 1989 to 1993 as it became a public company. Mr. Copperman received a Bachelor of Science in Mechanical Engineering from Rutgers University and served as a Captain in the U.S. Army.

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Mr. Copperman possesses extensive business, operating and executive expertise, and has a diversified background of managing and operating several companies, primarily in the technology industry. Among other things, Mr. Copperman has served as the chief executive officer of a major distributor, and possesses skills in the areas of executive management, leadership, corporate governance, strategic planning and mergers and acquisitions. Mr. Copperman’s experience as a board member of various public companies, including as member or chairman of their compensation committees, provides him with insight and perspective into current best practices at the board of directors and compensation committee levels and enables him to be an effective contributing member of the Board.

Kenneth S. Ehrman. Mr. Ehrman is one of our founders and has served as a director of the Company as well as our President since our inception in 1993. Mr. Ehrman also previously served as our Chief Operating Officer from June, 2000, to March, 2010. He graduated from Stanford University in 1991 with a Bachelor of Science in Industrial Engineering. Upon his graduation, and until our inception, Mr. Ehrman worked as a production manager with Echelon Corporation. Mr. Ehrman is the brother of Michael L. Ehrman, our Chief Technology Officer.

Mr. Ehrman is one of the founders of the Company and has served as an officer of the Company since its inception in 1993. Mr. Ehrman has a strong technical and engineering background and, as noted above, earned a Bachelor of Science degree in Industrial Engineering from Stanford University. Mr. Ehrman’s qualifications to serve on the Board include his management experience, his engineering expertise and a long history and familiarity with the Company. In addition, Mr. Ehrman’s role as the President and the former Chief Operating Officer of the Company provides the Board with invaluable insight into the management and daily operations of the Company. Mr. Ehrman also is an inventor on several of the Company’s patents.

Michael P. Monaco. Mr. Monaco has served as a director of the Company since June, 2001. Mr. Monaco also serves as a member of each of the Audit Committee, Compensation Committee and Nominating Committee of the Board, and is the Chairman of the Audit Committee. Mr. Monaco is a Senior Managing Director at Conway DelGenio Gries & Co., LLC, a New York-based firm specializing in restructurings, mergers and acquisitions and crisis and turnaround management. He served as Chairman and Chief Executive Officer of Accelerator, LLC, a provider of outsource services, from 2000 to 2001. He served as a Vice Chairman of Cendant Corporation from 1996 to 2000 and as Chief Executive Officer of the Direct Marketing Division of Cendant from 1998 to 2000. Mr. Monaco served as the Executive Vice President and Chief Financial Officer of the American Express Company from 1990 to 1996. Mr. Monaco currently serves as a director of The International Securities Exchange, which operates the leading options exchange in the United States. Mr. Monaco previously served as a director of Washington Group International, Inc. (“WGI”), a publicly traded company which provides integrated engineering, construction and management services to businesses and governments around the world, from 2002 until November, 2007, when WGI was acquired by URS Corporation, and also served as chairman of the audit committee of WGI’s board of directors. Mr. Monaco received a Bachelor of Science degree in Accounting from Villanova University and a Master of Business Administration degree from Fairleigh Dickinson University. Mr. Monaco is also a Certified Public Accountant.

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As a result of his role as Executive Vice President and Chief Financial Officer of the American Express Company, as well as the other positions of financial oversight and responsibility that he has held during his career, Mr. Monaco, Chairman of our Audit Committee, has significant experience in public company accounting, risk management, disclosure and financial system management and has been determined to be an “audit committee financial expert” under the rules and regulations of the SEC. Mr. Monaco’s prior experiences demonstrate his leadership capability and business acumen. Mr. Monaco also has other public company board experience, including specific experience serving on audit committees.

Executive Officers

Kenneth S. Ehrman. See narrative description under the caption “Directors (Director Nominees),” above.

Michael L. Ehrman. Mr. Ehrman serves as our Chief Technology Officer, a position he has held since March, 2010. Mr. Ehrman previously served as our Executive Vice President of Engineering from August, 1999, until March, 2010. Prior to that, he served as our Executive Vice President of Software Development since joining us in 1995. Mr. Ehrman graduated from Stanford University in 1994 with a Master of Science in Engineering - Economics Systems as well as a Bachelor of Science in Computer Systems Engineering. Upon his graduation in 1994, Mr. Ehrman was employed as a consultant for Andersen Consulting in New York. Mr. Ehrman is the brother of Kenneth S. Ehrman, our President and a member of our Board.

Jeffrey M. Jagid. See narrative description under the caption “Directors (Director Nominees),” above.

Brett Kilpatrick. Mr. Kilpatrick has served as our Executive Vice President of Worldwide Sales since March, 2012, and has been employed with us since October, 2010. Prior to joining the Company, Mr. Kilpatrick was the Managing Partner and Chief Executive Officer of AnalytiCare, LLC, a company that provides business intelligence, analytics, and data licensing in a Software as a Service (SaaS) offering to the healthcare market. Prior to that, he served as the Chief Executive Officer of Panoratio Worldwide from 2005 to 2008. Mr. Kilpatrick has also served as the Vice President of Worldwide Sales at Determine, Inc. (acquired by Selectica), and the Chief Executive Officer of Alterian, Inc. Mr. Kilpatrick also has held executive and management positions with several public companies over the course of his career, including AvantGo, Oracle, Accenture, IONA Technologies and Versant. Mr. Kilpatrick earned a Bachelor of Science Degree in Biology from Purdue University.

Ned Mavrommatis. Mr. Mavrommatis has served as our Chief Financial Officer since joining us in August, 1999, as our Treasurer since June, 2001, and as our Corporate Secretary since November, 2003. Prior to joining us, Mr. Mavrommatis was a Senior Manager at the accounting firm of Eisner LLP (currently known as EisnerAmper LLP). Mr. Mavrommatis received a Master of Business Administration in finance from New York University’s Leonard Stern School of Business and a Bachelor of Business Administration in accounting from Bernard M. Baruch College, The City University of New York. Mr. Mavrommatis is also a Certified Public Accountant.

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Darryl Miller. Mr. Miller was appointed Chief Operating Officer of the Company on March 24, 2010. Mr. Miller joined the Company in connection with its acquisition of the telematics business of GE Asset Intelligence, LLC (“GEAI”), which was completed on January 7, 2010. Mr. Miller previously had served as Chief Operations Officer of GEAI, in which capacity he was responsible for corporate operations, marketing and sales. Prior to joining the GEAI team, Mr. Miller served as the General Manager for Factory Service at GE Industrial’s Consumer & Industrial business in Louisville, Kentucky. Mr. Miller joined the General Electric organization in 1986 as part of its manufacturing management program, and has spent more than the past twenty years in various leadership roles in different manufacturing and service operations. Mr. Miller received a Bachelor of Arts degree in mechanical engineering from Gannon University.

CORPORATE GOVERNANCE AND BOARD MATTERS

General

Our Board is responsible for the management and direction of our Company and for establishing broad corporate policies. Members of the Board are kept informed of our business through various documents and reports provided by the Chief Executive Officer and other corporate officers, and by participating in Board and committee meetings. Each director has access to all of our books, records and reports, and members of management are available at all times to answer their questions.

Currently, there are five members of the Board. The Board is not classified or staggered, and all directors hold office until the next annual meeting of stockholders or until their respective successors are elected and qualified.

Director Independence

Our Board has determined that each of Lawrence S. Burstein, Harold D. Copperman and Michael P. Monaco satisfies the current “independent director” standards established by rules of The NASDAQ Stock Market LLC (“Nasdaq”) and, as to the members of the Audit Committee of our Board, the additional independence requirements under applicable rules and regulations of the SEC. Thus, a majority of the Board is comprised of independent directors as required by Nasdaq Rule 5605(b)(1) and the Audit Committee of the Board is comprised of three independent directors as required by Nasdaq Rule 5605(c)(2).

Board Leadership Structure

Our current leadership structure is comprised of a combined Chairman of the Board and Chief Executive Officer, an independent lead director and active independent directors. Currently, Jeffrey M. Jagid serves as our Chairman of the Board and Chief Executive Officer and Harold D. Copperman serves as the independent lead director. The Board believes that this leadership structure is the most effective for the Company at this time. Because the Chief Executive Officer is closest to the many facets of our business, the Board believes that the Chief Executive Officer is in the best position to lead most effectively and to serve in the critical role of Chairman of the Board. In addition, as he is directly involved in managing the Company, having a Chairman who also serves as Chief Executive Officer facilitates timely communication with the Board on critical business matters. Further, we believe that this combined leadership structure is appropriate for our Company because our Chairman and Chief Executive Officer (i) conveys a singular, cohesive message to our stockholders, employees, industry partners and the investment community and (ii) eliminates any ambiguity as to who is accountable for the Company’s performance. The lead director, among other things, works with the Chairman to set and approve agendas and schedules for Board meetings, serves as a liaison between the Chairman and the non-employee directors, and presides at any meetings of the Board at which the Chairman is not present, including executive sessions of the independent directors. Our directors and management team engage frequently and directly in the flow of information and ideas and we believe our combined leadership structure facilitates the quality, quantity and timeliness of the information flow and communication. The Board believes that there is a well-functioning and effective balance between strong Company leadership, an independent lead director and oversight by active, independent directors.

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Risk Oversight

The Board has the ultimate oversight responsibility for the risk management process and regularly reviews issues that present particular risk to us, including those involving competition, customer demands, economic conditions, planning, strategy, finance, sales and marketing, products, information technology, facilities and operations, supply chain, legal and environmental matters and insurance. The Board further relies on the Audit Committee for oversight of certain areas of risk management. In particular, the Audit Committee focuses on financial and enterprise risk exposures, including internal controls, and discusses with management and the Company’s independent registered public accounting firm our policies with respect to risk assessment and risk management, including risks related to fraud, liquidity, credit operations and regulatory compliance, and advises the internal audit function as to overall risk assessment of the Company.

While the Board oversees risk management, Company management is charged with managing risk. Management communicates routinely with the Board, committees of the Board and individual directors on significant risks that have been identified and how they are being managed. Directors are free to, and indeed frequently do, communicate directly with senior management.

The Company believes that its leadership structure, discussed above, supports the risk oversight function of the Board. While the Company has a combined Chairman and Chief Executive Officer, independent directors chair the various Board committees involved with risk oversight, there is frequent and open communication among management and directors, and all directors are actively involved in the risk oversight function. The Board believes that this approach provides appropriate checks and balances against undue risk-taking.

Board and Committee Meetings

The Board held eight meetings during our fiscal year ended December 31, 2011. All of such meetings were attended, either in person or telephonically, by all of the members of the Board.

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We have adopted a policy of encouraging, but not requiring, members of the Board to attend our annual meetings of stockholders. All of the members of the Board attended our 2011 annual meeting of stockholders held on June 21, 2011.

Meetings of the non-management directors are held regularly throughout the year.

Committees of the Board

The standing committees of the Board include the Audit Committee, the Compensation Committee and the Nominating Committee.

Audit Committee

The Audit Committee, which is a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), is composed of Messrs. Burstein, Copperman and Monaco, each of whom is independent under Nasdaq Rule 5605(c)(2) and Rule 10A-3 under the Exchange Act.

The Board has determined that it has at least one “audit committee financial expert” serving on the Audit Committee. Mr. Monaco serves as the audit committee financial expert. Mr. Monaco also serves as the Chairman of the Audit Committee.

The Audit Committee held four meetings during the fiscal year ended December 31, 2011. All of such meetings were attended, either in person or telephonically, by all of the members of the Audit Committee. The Audit Committee did not take any actions by unanimous written consent during the fiscal year ended December 31, 2011.

The Board has adopted a written charter for the Audit Committee, a copy of which is publicly available on our website at www.id-systems.com. The Audit Committee’s charter sets forth the responsibilities, authority and specific duties of the Audit Committee and is reviewed and reassessed annually. The information on our website is not a part of this Proxy Statement. The charter specifies, among other things, the structure and membership requirements of the Audit Committee, as well as the relationship of the Audit Committee to our independent registered public accounting firm and management.

In accordance with its written charter, the Audit Committee assists the Board in monitoring (i) the integrity of our financial reporting process including our internal controls regarding financial reporting, (ii) our compliance with legal and regulatory requirements and (ii) the independence and performance of our internal and external auditors, and serves as an avenue of communication among the independent registered public accounting firm, management and the Board.

The report of the Audit Committee appears on page 21 of this Proxy Statement.

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Compensation Committee

The Compensation Committee is composed of Messrs. Burstein, Copperman and Monaco, each of whom is independent within the meaning of Nasdaq Rule 5605(a)(2). Mr. Copperman serves as the Chairman of the Compensation Committee.

The Compensation Committee held one meeting during the fiscal year ended December 31, 2011. Such meeting was attended, either in person or telephonically, by all of the members of the Compensation Committee. Actions were also taken by the unanimous written consent of the members of the Compensation Committee on one occasion during the fiscal year ended December 31, 2011. In addition, there were several informal discussions among the Compensation Committee during 2011.

The Compensation Committee sets our executive officers’ annual compensation and long-term incentives, reviews management’s performance, development and compensation, determines option grants and administers our incentive plans. The Board has adopted a written charter for the Compensation Committee, a copy of which is publicly available on our website at www.id-systems.com. The Compensation Committee’s charter sets forth the responsibilities, authority and specific duties of the Compensation Committee and is reviewed and reassessed annually. The charter specifies that the Compensation Committee has overall responsibility for evaluating and approving our director and officer compensation plans, policies and programs and for producing an annual report on executive compensation for inclusion in our annual report on Form 10-K or annual proxy statement, in accordance with applicable rules and regulations.

The report of the Compensation Committee appears on page 22 of this Proxy Statement.

Nominating Committee

The Nominating Committee is composed of Messrs. Burstein, Copperman and Monaco, each of whom is independent within the meaning of Nasdaq Rule 5605(a)(2). Mr. Burstein serves as the Chairman of the Nominating Committee.

The Nominating Committee held two meetings during the fiscal year ended December 31, 2011. All of such meetings were attended, either in person or telephonically, by all of the members of the Nominating Committee.

The Board has adopted a written charter for the Nominating Committee, which is publicly available on our website at www.id-systems.com. The Nominating Committee’s charter authorizes the committee to develop certain procedures and guidelines addressing certain nominating matters, such as procedures for considering nominations made by stockholders, minimum qualifications for nominees and identification and evaluation of candidates for the Board, and the Nominating Committee has adopted procedures addressing the foregoing.

Procedures for Considering Nominations Made by Stockholders. The Nominating Committee has adopted guidelines regarding procedures for nominations to be submitted by stockholders and other third parties, other than candidates who have previously served on the Board or who are recommended by the Board. These guidelines provide that a nomination must be delivered to our Corporate Secretary at our principal executive offices not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that if the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice to be timely must be so delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the close of business on the 10th day following the day on which public announcement of the date of such meeting is first made by the Company. The public announcement of an adjournment or postponement of an annual meeting will not commence a new time period (or extend any time period) for the giving of a notice as described above. The guidelines require a nomination notice to set forth as to each person whom the proponent proposes to nominate for election as a director: (i) all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected), and (ii) information that will enable the Nominating Committee to determine whether the candidate or candidates satisfy the criteria established pursuant to the charter for director candidates.

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Qualifications. The Nominating Committee has adopted guidelines describing the minimum qualifications for nominees and the qualities or skills that are necessary for directors to possess. Each nominee:

•	must satisfy any legal requirements applicable to members of the Board;

•	must have business or professional experience that will enable such nominee to provide useful input to the Board in its deliberations;

•	must have a reputation, in one or more of the communities serviced by the Company and its affiliates, for honesty and ethical conduct;

•	must have a working knowledge of the types of responsibilities expected of members of the board of directors of a public company; and

•	must have experience, either as a member of the board of directors of another public or private company or in another capacity, that demonstrates the nominee’s capacity to serve in a fiduciary position.

We believe that each member of our Board should possess the qualities of character, judgment, business acumen, diligence, lack of conflicts of interest, familiarity with our business and industry, ability to work collegially and ability to act in the best interests of all stockholders. While we do not have a formal diversity policy, we seek to have directors representing a range of experiences, qualifications, skills and backgrounds.

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Identification and Evaluation of Candidates for the Board. Candidates to serve on the Board will be identified from all available sources, including recommendations made by stockholders of the Company. The Nominating Committee has a policy that there will be no differences in the manner in which the Nominating Committee evaluates nominees recommended by stockholders and nominees recommended by the Committee or management, except that no specific process shall be mandated with respect to the nomination of any individuals who have previously served on the Board. The evaluation process for individuals other than existing members of the Board will include:

•	a review of the information provided to the Nominating Committee by the proponent;

•	a review of reference letters from at least two sources determined to be reputable by the Nominating Committee; and

•	a personal interview of the candidate, together with a review of such other information as the Nominating Committee shall determine to be relevant.

Stock Ownership Guidelines. On April 29, 2009, the Board adopted stock ownership guidelines to further align the interests of our non-employee directors with the interests of our stockholders and to promote our commitment to sound corporate governance. Pursuant to these guidelines, each outside director is required to hold shares of our common stock with a value equal to three times the amount paid in cash to such director for services as a director (including for in-person and telephonic meetings of the Board and meetings of committees of the Board) during the fiscal year ended December 31, 2008, or, if all such meetings were not attended by such director during such year, the amount that would have been paid in cash to such director for services as a director had such director attended all such meetings. The ownership guideline value for each outside director initially will be calculated with respect to the fiscal year ended December 31, 2008 and will be re-calculated with respect to the fiscal year ending December 31, 2012 and each third year thereafter. Outside directors are required to achieve the applicable level of ownership within three (3) years of the later of the date the guidelines were adopted and the date the person first became an outside director. Under the stock ownership guidelines, the value of the shares of common stock held by each outside director will be determined on April 1st of each year based on the average for the twenty (20) consecutive trading days preceding and including such date of the reported last sale prices per share on the Nasdaq Global Market or other principal national securities exchange or inter-dealer quotation system on which our common stock is listed or admitted to trading.

Third Party Recommendations. In connection with the Annual Meeting, the Nominating Committee did not receive any nominations from any stockholder or group of stockholders which owned more than 5% of our common stock for at least one year.

Director Compensation

General

All directors are entitled to reimbursement for travel and lodging and other reasonable out-of-pocket expenses incurred by them in connection with their attendance at Board and/or Board committee meetings or other activities on our behalf.

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Employee Directors

Directors who are current officers or employees of the Company or any subsidiary of the Company do not receive any additional compensation for their service as members of either the Board or any committees of the Board.

Non-Employee Directors

Under our non-employee director compensation program for 2011, non-employee directors were entitled to receive annual compensation having economic value of approximately $75,000, which included a cash retainer of $15,000 and equity grants with an economic value of approximately $60,000. The equity grant was comprised of 50% restricted stock awards and 50% stock options determined based on the grant date Black-Scholes value of the stock options. In addition, a non-employee director could elect to receive all or a portion of the cash retainer in equity, provided that sufficient equity existed under the Company’s 2009 Non-Employee Director Equity Compensation Plan (the “2009 Plan”), which was adopted by the Board in April, 2009, and approved by our stockholders in June, 2009. In June, 2011, our stockholders also approved an amendment to the 2009 Plan, which increased the number of shares available for issuance under the 2009 Plan from 300,000 to 600,000.

As noted above, our non-employee directors are entitled to participate in the 2009 Plan. As of April 26, 2012, a total of 298,335 shares of our common stock remain reserved and available for issuance under the 2009 Plan, as amended. Non-employee directors are eligible to be awarded non-qualified stock options and shares of restricted stock under the 2009 Plan. A recipient of restricted stock under the 2009 Plan is entitled to vote such shares and would be entitled to dividends, if any, paid on such shares, but is not entitled to dispose of such shares until they have vested in accordance with the terms of the applicable award.

During the fiscal year ended December 31, 2011, each of our non-employee directors (Messrs. Burstein, Copperman and Monaco) was awarded 6,416 restricted shares of common stock and options to purchase 13,649 shares of common stock (at a per-share exercise price of $4.55). All of these awards were made under and pursuant to the 2009 Plan. Each of these restricted stock and option awards vests over a five-year period, with 20% of such awards vesting on each of the first through fifth anniversaries of the grant date, which was March 30, 2011.

Our non-employee directors are not entitled to retirement, benefit or other perquisite programs.

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The following table provides certain information with respect to the compensation paid to our non-employee directors during the fiscal year ended December 31, 2011.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)(2)(3)	Option Awards ($)(1)(2)(3)	Total ($)

Lawrence S. Burstein	15,000	29,193	30,110	74,302
Michael P. Monaco	15,000	29,193	30,110	74,302
Harold D. Copperman	25,000	29,193	30,110	84,302

__________________________

(1)	Restricted stock and option awards include the aggregate grant date fair value of such awards computed in accordance with Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 718 (“ASC 718”), Compensation – Stock Compensation. For a discussion of the assumptions we made in valuing the stock and option awards, see “Note 2(R)—Summary of Significant Accounting Policies—Stock-based compensation” and “Note 13—Stock-Based Compensation” in the notes to our consolidated financial statements contained in our Annual Report on Form 10-K for the fiscal year ended December 31, 2011.

(2)	Each of these restricted stock and option awards vests over a five-year period, with 20% of such shares vesting on each of the first through fifth anniversaries of the grant date.

(3)	At December 31, 2011, Lawrence S. Burstein held options to purchase a total of 185,077 shares of our common stock; Michael P. Monaco held options to purchase a total of 195,077 shares of our common stock; and Harold D. Copperman held options to purchase a total of 95,077 shares of our common stock. At December 31, 2011, Lawrence S. Burstein had 20,267 unvested restricted shares of our common stock; Michael P. Monaco had 20,267 unvested restricted shares of our common stock; and Harold D. Copperman had 31,067 unvested restricted shares of our common stock.

Process for Sending Communications to the Board of Directors

The Board has established a procedure that enables stockholders to communicate in writing with members of the Board. Any such communication should be addressed and sent to our Corporate Secretary at c/o I.D. Systems, Inc., 123 Tice Boulevard, Woodcliff Lake, New Jersey 07677. Any such communication must state, in a conspicuous manner, that it contains a stockholder communication and that it is intended for distribution to the entire Board or to one or more members of the Board, as applicable. All such stockholder communications will be forwarded to the director or directors to whom the communications are addressed. Under the procedures established by the Board, upon the Corporate Secretary’s receipt of such a communication, our Corporate Secretary will send a copy of such communication to each member of the Board or to the applicable director(s), identifying it as a communication received from a stockholder. Absent unusual circumstances, at the next regularly scheduled meeting of the Board held more than two days after such communication has been distributed, the Board will consider the substance of any such communication.

Code of Ethics

We have a code of ethics (the “Code of Ethics”) that applies to our Chief Executive Officer, Chief Financial Officer and Controller and other persons who perform similar functions. A copy of our Code of Ethics can be found on our website at www.id-systems.com. The Code of Ethics also is available in print, free of charge, to any stockholder who requests a copy by writing to the Company at the following address: I.D. Systems, Inc., 123 Tice Boulevard, Woodcliff Lake, New Jersey 07677, Attention: Corporate Secretary. Our Code of Ethics is intended to be a codification of the business and ethical principles that guide the Company, and to deter wrongdoing, to promote honest and ethical conduct, to avoid conflicts of interest, and to foster full, fair, accurate, timely and understandable disclosures, compliance with applicable governmental laws, rules and regulations, the prompt internal reporting of violations and accountability for adherence to this code. We will post any amendment to the Code of Ethics, as well as any waivers that are required to be disclosed by the rules of the SEC or Nasdaq, on our website.

Certain Relationships and Related Transactions

In accordance with its charter, the Audit Committee is responsible for annually reviewing any transactions or series of similar transactions to which we are or were a party and in which any director, executive officer or beneficial holder of more than 5% of any class of our voting securities, or members of any such person’s immediate family, have had or will have a direct or indirect material interest. Since January 1, 2011, there has not been, nor is there currently proposed, any transaction or series of similar transactions to which the Company is or was a party in which the amount involved exceeds $120,000 and in which any director, executive officer or beneficial holder of more than 5% of any class of our voting securities, or members of any such person’s immediate family, have had or will have a direct or indirect material interest. As of the date of this Proxy Statement, our common stock is the Company’s only class of voting securities.

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REPORT OF THE AUDIT COMMITTEE

The Report of the Audit Committee does not constitute soliciting material, and shall not be deemed to be filed or incorporated by reference into any other Company filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date of this Proxy Statement and irrespective of any general incorporation language in those filings, except to the extent that the Company specifically incorporates the Report of the Audit Committee by reference therein.

The Audit Committee of the Board of Directors is currently comprised solely of independent directors meeting the requirements of applicable rules of the SEC and of The NASDAQ Stock Market LLC. All members of the Audit Committee were appointed by the Board of Directors. The Audit Committee operates pursuant to a written charter adopted by the Board of Directors. The Audit Committee reviews and assesses the adequacy of its charter on an annual basis. As more fully described in the charter, the purpose of the Audit Committee is to provide general oversight of the Company’s financial reporting, integrity of financial statements, internal controls and internal audit functions.

Management is responsible for the preparation, presentation and integrity of the Company’s financial statements, accounting and financial reporting principles, and internal controls and procedures designed to ensure compliance with applicable accounting standards, laws and regulations. The Company’s independent registered public accounting firm, EisnerAmper LLP, is responsible for performing an independent audit of the Company’s financial statements in accordance with standards of the Public Accounting Oversight Board (United States) (“PCAOB”) and expressing an opinion in its report on those financial statements.

The Audit Committee reviewed the Company’s audited financial statements for the year ended December 31, 2011, and met with both management and EisnerAmper LLP to discuss those financial statements and EisnerAmper LLP’s related opinion.

The Audit Committee has discussed with EisnerAmper LLP the matters required to be discussed by Statement on Auditing Standards No. 114 (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the PCAOB in Rule 3200T. The Audit Committee has also received and reviewed the written disclosures and the letter from EisnerAmper LLP required by applicable requirements of the PCAOB regarding EisnerAmper LLP’s communications with the Audit Committee concerning independence, and the Audit Committee has discussed with EisnerAmper LLP its independence.

The Audit Committee has received the written disclosures and the letter from EisnerAmper LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding EisnerAmper LLP’s communications with the Audit Committee concerning independence, and has discussed with EisnerAmper LLP its independence.

Based on its review and the meetings, discussions and reports described above, and subject to the limitations of its role and responsibilities referred to above and in its charter, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements of the Company for the fiscal year ended December 31, 2011, be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2011 to be filed with the SEC.

Members of the Audit Committee:

Michael P. Monaco, Chairman

Lawrence S. Burstein

Harold D. Copperman

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EXECUTIVE COMPENSATION

Report of the Compensation Committee

The Compensation Committee has reviewed and discussed with management the following Compensation Discussion and Analysis. Based on such review and discussion, the Compensation Committee has recommended to the Board of Directors that the following Compensation Discussion and Analysis be included in this Proxy Statement.

Members of the Compensation Committee:

Harold D. Copperman, Chairman

Lawrence S. Burstein

Michael P. Monaco

Compensation Discussion and Analysis

Introduction

This discussion presents the principles underlying our executive officer compensation program. Our goal in this discussion is to provide the reasons why we award compensation as we do and to place in perspective the data presented in the tables that follow this discussion. The focus is primarily on compensation of our executive officers for the fiscal year ended December 31, 2011, but some historical and forward-looking information is also provided to put such year’s compensation information in context. The information presented herein relates to Jeffrey M. Jagid, our Chief Executive Officer, Ned Mavrommatis, our Chief Financial Officer, and our three other most highly compensated executive officers, who are sometimes referred to in this Proxy Statement as our “Named Executive Officers.”

Compensation Philosophy and Objectives

We attempt to apply a consistent philosophy to compensation for all employees, including senior management. This philosophy is based on the premises that our success is dependent upon the efforts of each employee and that a cooperative, team-oriented environment is an essential part of our culture. We believe in the importance of rewarding our employees for our successes, which is why we emphasize pay-for-performance incentive compensation. Particular emphasis is placed on broad employee equity participation through the use of stock options and restricted stock awards, as well as on annual cash bonuses linked to achievement of our corporate performance goals.

Our compensation programs for our Named Executive Officers are designed to achieve a variety of goals, including:

•	attracting and retaining talented and experienced executives;

•	motivating and rewarding executives whose knowledge, skills and performance are critical to our success;

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•	aligning the interests of our executives and stockholders by motivating executives to increase stockholder value in a sustained manner; and

•	providing a competitive compensation package which rewards achievement of our goals.

Total compensation paid to our executive officers is influenced significantly by the need to attract and retain management employees with a high level of expertise and to motivate and retain key executives for our long-term success. Some of the components of compensation, such as salary, are generally fixed and do not vary based on our financial and other performance. Some components, such as bonus, stock options and stock award grants, are dependent upon the achievement of certain goals jointly developed by our management and the Compensation Committee and ultimately approved by the Compensation Committee. Furthermore, the value of certain of these components, such as stock options and restricted stock, is dependent upon our future stock price.

We compensate our executive officers in these different ways in order to achieve different goals. Cash compensation, for example, provides executive officers with a minimum base salary. Incentive bonus compensation is generally linked to the achievement of financial and business goals (as described in greater detail below), and is intended to reward executive officers for our overall performance. Stock options and grants of restricted stock are intended to link our executive officers’ longer-term compensation with the performance of our stock and to build executive ownership positions in our stock. This encourages our executive officers to remain with us and to act in ways intended to maximize stockholder value, and serves to penalize them if we and/or our stock fails to perform to expectations.

We view the three components of our executive officer compensation as related but distinct. Although the Compensation Committee does review total compensation, it does not believe that compensation derived from one component of compensation necessarily should negate or reduce compensation from other components. We determine the appropriate level for each compensation component based in part, but not exclusively, on its historical practices with the individual and our view of individual performance and other information we deem relevant. The Compensation Committee has not adopted any formal or informal policies or guidelines for allocating compensation between long-term and currently paid out compensation, between cash and non-cash compensation, or among different forms of compensation. We have not reviewed wealth and retirement accumulation as a result of employment with us, and have only focused on fair compensation for the year in question.

As discussed below, with respect to compensation paid with respect to 2011, the Compensation Committee considered certain compensation data from a third party survey provided by Compensia, Inc., as well compensation information previously provided by Compensation Resources, Inc. (“CRI”), the compensation consultant retained by the Compensation Committee in 2009. The Compensation Committee realizes that benchmarking our compensation against the compensation earned at comparable companies may not always be appropriate, but believes that engaging in a comparative analysis of compensation practices is useful to obtain an understanding of current compensation practices.

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Elements of Executive Officer Compensation

Base Salary. We pay our executive officers a base salary, which we review and determine annually. We believe that a competitive base salary is a necessary element of any compensation program. We believe that attractive base salaries can motivate and reward executives for their overall performance. Base salaries are established in part based on the particular executive’s position, responsibility, experience, skills and expected contributions during the coming year and such individual’s performance during the prior year. We also have generally sought to align base compensation levels comparable to our competitors and other companies in similar stages of development. We do not view base salaries as primarily serving our objective of paying for performance, but in attracting and retaining the most qualified executives necessary to run the Company’s business. The Compensation Committee did not raise the base salary of any of its Named Executive Officers for 2011 and instead focused on a pay-for-performance structure, which is discussed below.

Executive Incentive Plan.

The primary objective of our annual cash incentive bonus program is to motivate and reward our employees, including our Named Executive Officers, for meeting our short-term objectives using a pay-for-performance program with objectively determinable performance goals. Certain Named Executive Officer are eligible to receive a cash incentive bonus under the 2011 Executive Incentive Plan (“EIP”) adopted by the Compensation Committee. The objectives of the EIP are to align the interests of all employees with the Company’s annual performance goals. The EIP focuses on rewarding executives for the achievement of annual financial objectives with competitive financial incentives, and provides a systemic plan for establishing definitive performance goals. For 2011, the Company’s performance goals are based on revenue growth and “operating profit,” which for these purposes is defined as operating income (loss) from operations, excluding depreciation and amortization and stock-based compensation. Executives were eligible to be awarded cash bonus compensation based on the Company’s annual results in these areas.

The Company will accrue funds for the EIP over the course of the applicable plan year. The EIP may be modified or terminated by the Compensation Committee at any time, but incentive awards that have been earned by the participating Named Executive Officers through the date of termination of the EIP will be payable. In addition, target awards and weightings may be modified by the Compensation Committee during the plan year based upon a shift in focus or changing industry standards, or any other factors that the Compensation Committee deems appropriate, but no such modifications were made in respect of 2011. The Compensation Committee has the authority to administer the EIP and has the final decision on any discrepancies in interpretation of the EIP.

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Awards under the EIP are calculated as a percentage of an executive’s base salary and, as noted above, are based upon revenue growth and operating profit. The target award (expressed as a percentage of base salary) for each Named Executive Officer is as follows:

Named Executive Officer	Target Award Percentage
Jeffrey M. Jagid	80.0%
Darryl Miller	60.0%
Ned Mavrommatis	60.0%
Kenneth S. Ehrman	60.0%
Michael L. Ehrman	50.0%

2011 Revenue Targets. Fifty percent of the executive’s bonus under the EIP for 2011 was based on revenue targets (such portion, the “Revenue Bonus”). For 2011, for each of the Named Executive Officers (except Darryl Miller, whose targets are discussed below), the Company’s revenues were required to equal or exceed $32,198,686 (the “Target Amount”) in order for the executives to receive their full Revenue Bonus. If revenues were equal to at least 95% of the Target Amount (the “Minimum Amount”), the executive would be entitled to receive 50% of his Revenue Bonus.

In the case of Darryl Miller, Revenue Bonus targets are based on the total revenues of the Company (as described above) and the number of units (“AI Units”) sold by the Company’s Asset Intelligence subsidiary during 2011, each of which will account for 30% and 20%, respectively, of Mr. Miller’s Revenue Bonus.

The percentage of the Revenue Bonus to which the executive would be entitled in the event that revenues (and the number of AI Units, in the case of Mr. Miller) equaled an amount greater than the Minimum Amount but less than the Target Amount is determined on a straight-line basis between the two amounts based on the percentage of the revenue (and AI Unit, in the case of Mr. Miller) target achieved. In the event that the Company’s revenues exceed the Target Amount, the executives will be paid based on the actual percentage of the Target Amount that is achieved, up to a maximum of 150% of the Target Amount.

Any Revenue Bonuses are payable to the executives after completion of the Company’s audited financial statements for the applicable year. Participants will not be entitled to receive an award unless they are employed by the Company at the time the award is payable by the Company.

Based on 2011 revenues of the Company (and the number of AI Units sold during 2011, in the case of Mr. Miller), Jeffrey M. Jagid, Darryl Miller, Ned Mavrommatis, Kenneth S. Ehrman and Michael L. Ehrman received Revenue Bonuses equal to $152,256, $59,292, $93,330, $93,330 and $73,200, respectively, under the EIP.

2011 Operating Profit Targets. Fifty percent of the executive’s bonus under the EIP for 2011 was based on operating profit targets (such portion, the “Operating Profit Bonus”). For these purposes, “operating profit” is defined as operating income (loss) from operations, excluding depreciation and amortization and stock-based compensation and was calculated after all bonus expenses. For 2011, for each of the Named Executive Officers, the Company’s operating profit was required to be no greater than a loss of ($1,222,668) (the “Minimum Operating Profit”) in order for the executives to receive 50% of their Operating Profit Bonus, and the executives would not receive any portion of their Operating Profit Bonus if the Minimum Operating Profit was not achieved. If operating profit equaled a loss of no greater than ($368,113) (the “Plan Operating Profit”), the executive potentially would be entitled to receive 100% of his Operating Profit Bonus, and if operating profit equaled $1,726,887 or more (the “Maximum Operating Profit”), the executive potentially would be entitled to receive 150% of his Operating Profit Bonus.

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The percentage of the Operating Profit Bonus to which the executive would be entitled in the event that actual operating profit was equal to a loss of less than the Minimum Operating Profit but greater than the Plan Operating Profit, or in the event that actual operating profit was equal to a loss of less than the Plan Operating Profit but greater than the Maximum Operating Profit, is determined on a straight-line basis between the two applicable amounts based on the percentage of the operating profit target achieved.

Any Operating Profit Bonuses are payable to the executives after completion of the Company’s audited financial statements for the applicable year. Participants will not be entitled to receive an award unless they are employed by the Company at the time the award is payable by the Company.

Based on the Company’s actual operating profit for such year, Jeffrey M. Jagid, Darryl Miller, Ned Mavrommatis, Kenneth S. Ehrman and Michael L. Ehrman received Operating Profit Bonuses equal to $62,400, $40,500, $38,250, $38,250 and $30,000, respectively, under the EIP.

Long-Term Incentive Plan.

We believe that stock options and restricted stock awards are an important long-term incentive for our executive officers and employees and that our stock option and restricted stock award program has been effective in aligning officer and employee interests with those of our stockholders. We review our equity compensation plans annually. Employees are eligible for annual stock option and restricted stock award grants based on targeted levels. These options and grants are intended to produce value for each executive officer if (i) our stockholders derive significant sustained value and (ii) the executive officer remains employed with us.

Historically, the Company did not have any program, plan or obligation under which it was required to grant equity compensation to any executive officer on specified dates or upon the achievement of certain performance goals. The authority to make equity grants to executive officers rests with the Compensation Committee, although, as noted, the Compensation Committee does consider the recommendations of our Chairman and Chief Executive Officer in setting the compensation of our other executive officers. Beginning with the year ended December 31, 2009, the Compensation Committee adopted a long-term incentive plan for our Named Executive Officers, which is described in our proxy statement relating to our 2010 annual meeting of stockholders, pursuant to which our Named Executive Officers may be entitled to earn equity grants upon the achievement of certain price targets relating to the Company’s common stock.

For the year ended December 31, 2011, the Compensation Committee adopted a Long-Term Incentive Plan (the “2011 LTIP”) for the Named Executive Officers. Under the 2011 LTIP, the Named Executive Officers will be entitled to earn equity grants and/or cash bonuses upon the achievement of certain price targets relating to the Company’s common stock.

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The dollar value of the awards granted to each of the Named Executive Officers is set forth in the table below.

Named Executive Officer	Dollar Value of 2011 LTIP Award
Jeffrey M. Jagid	$250,000
Ned Mavrommatis	$150,000
Darryl Miller	$150,000
Kenneth S. Ehrman	$150,000
Michael L. Ehrman	$125,000

For all Named Executive Officers, the grant value is then divided among performance cash awards, stock options and restricted stock awards. The total 2011 LTIP award granted to each executive is broken out into the following three categories:

•	Performance Cash Awards (50%);

•	Shares of Restricted Stock (25%); and

•	Stock Options (25%).

The actual amount of each component awarded to each Named Executive Officer in 2011 is set forth in the table below.

Named Executive Officer	Total 2011 LTIP Value	Cash Award Based on Performance	Restricted Shares	Stock Options
Jeffrey M. Jagid	250,000	125,000	13,367	28,435
Ned Mavrommatis	150,000	75,000	8,020	17,061
Kenneth S. Ehrman	150,000	75,000	8,020	17,061
Michael L. Ehrman	125,000	62,500	6,684	14,217
Darryl Miller	150,000	75,000	8,020	17,061

With respect to stock option awards, the number of shares granted to each executive is determined by dividing the LTIP grant value of the options by the value of a stock option on the date of grant (which was March 30, 2011). With respect to restricted share awards, the number of shares issuable is calculated using a 30-day average stock price that begins 15 trading days before the Company’s annual earnings announcement and ends 15 trading days following such announcement.

Stock option awards and restricted stock awards vest over time, whereby, in each case, 100% percent of the award will vest three years from the date of grant. Awards of performance cash, on the other hand, only vest upon the achievement of certain targets relating to the price of the Company’s common stock at the end of a three-year measurement period. A pro-rated portion of the performance cash may be earned (but not issued) annually if the stock price targets are reached at the end of each annual measurement period, based on a trailing 20-trading-day average. The annual measurement period is based on the 20-trading-day average of the Company’s stock price following the Company’s announcement of its annual financial results. Each annual measurement period will run from announcement of annual financial results to announcement of financial results for the following year.

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The final determination of a performance cash award will be based on the achievement of the following price targets at the end of the three-year period:

Stock Price	Percentage of Performance-Based Cash Award Earned
Below $8.25	No cash is earned.
$8.25	50% of cash is earned.
$11.00	100% of cash is earned.
$13.75 or Above	150% of cash is earned.

The actual percentage of the performance-based cash award that is earned will be based on the actual stock price that is achieved on a straight-line basis between $8.25 and $11.00 and $11.00 and $13.75.

The amount of performance cash and the number of stock options and restricted shares granted to and held by our Named Executive Officers are set forth in the “Summary Compensation Table” and the “Grants of Plan-Based Awards” table below.

Severance and Change-in-Control Benefits. Except for the severance and change-in-control benefits described below under the captions “Severance Arrangements” and “Potential Payments Upon Termination or Change in Control,” we do not provide to any of our executive officers any severance or change in control benefits in the event of termination or retirement, whether following a change in control or otherwise.

Benefits. The executive officers participate in all of our employee benefit plans, such as medical and 401(k) plan, on the same basis as our other employees, except that we pay 100% of the premiums for health and dental insurance of our executive officers and 75% of the premiums for health and dental insurance of our other employees.

Perquisites. Our Chief Executive Officer and our other Named Executive Officers receive an allowance for automobile and related expenses, which amounts are reflected under column titled “All Other Compensation” in the Summary Compensation Table. Our use of perquisites as an element of compensation is very limited. We do not view perquisites as a significant element of our comprehensive compensation structure.

The Compensation Committee Process

Compensation Committee meetings typically involve a preliminary discussion with our Chairman and Chief Executive Officer prior to the Compensation Committee deliberating without any members of management present. For compensation decisions, including decisions regarding the grant of equity compensation relating to executive officers (other than our Chairman and Chief Executive Officer), the Compensation Committee considers the recommendations of our Chairman and Chief Executive Officer and includes him in its discussions.

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Peer Group

As noted, the Compensation Committee utilized a peer group of companies that had been identified by CRI, the compensation consultant retained by the Compensation Committee in 2009, as a reference for determining competitive total compensation packages for our Named Executive Officers in 2011. This peer group consisted of the following companies:

AeroVironment, Inc.	Merrimac Industries, Inc.
ANADIGICS, Inc.	ORBCOMM Inc.
Blonder Tongue Laboratories, Inc.	Orbit International Corp.
Chyron Corporation	RELM Wireless Corporation
Digital Angel Corporation	SCM Microsystems, Inc.
I/OMagic Corporation	Socket Mobile, Inc.
K-Tron International, Inc.	PositiveID Corporation (formerly known as VeriChip Corporation)
LoJack Corporation	XATA Corporation
Memsic, Inc.

Regulatory Considerations

We account for the equity compensation expense for our employees under the rules of Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 718 (“ASC 718”), which requires us to estimate and record an expense for each award of equity compensation over the service period of the award. Accounting rules also require us to record cash compensation as an expense at the time the obligation is accrued.

Employment Agreements

The Company has not entered into employment agreements with any of its executive officers. All executive officers serve at the discretion of the Board, with no fixed term of employment.

Severance Agreements

On September 22, 2009, the Company entered into severance agreements with each of Jeffrey M. Jagid, the Company’s Chief Executive Officer, Kenneth S. Ehrman, the Company’s President, Ned Mavrommatis, the Company’s Chief Financial Officer, Treasurer and Corporate Secretary, and Michael L. Ehrman, the Company’s Chief Technology Officer, and on December 14, 2010, the Company entered into a severance agreement with Darryl Miller, the Company’s Chief Operating Officer (such agreements, collectively, the “Severance Agreements,” and each, a “Severance Agreement”). Jeffrey M. Jagid, Kenneth S. Ehrman, Ned Mavrommatis, Michael L. Ehrman and Darryl Miller are sometimes collectively referred to in this section as the “Executives” and each, an “Executive.” The Severance Agreements were previously approved by the Compensation Committee of the Board and presented to the full Board.

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Except as described below, each of the Severance Agreements is substantially identical in form. The Severance Agreements provide each Executive with certain severance and change in control benefits upon the occurrence of a “Trigger Event” (as defined in the Severance Agreements). Under the Severance Agreements, a Trigger Event will have occurred if (i) the Company terminates the Executive without Cause or (ii) the Executive resigns for Good Reason within six months following a Change in Control Event (provided, however, that the termination of the Executive’s employment due to his death or Disability will in no event be considered a Trigger Event).

Within 45 days after the occurrence of a Trigger Event (or such shorter period as may be required under the terms of a general release agreement (“Release”) to be entered into by the Executive in order to obtain benefits under the Severance Agreement, a form of which is attached to the Severance Agreement), the Executive must execute and deliver the Release to the Company. Upon the earlier of the expiration of any applicable revocation period required for the Release to be effective with respect to age discrimination claims and the date on which it is otherwise permitted to be effective and irrevocable under applicable law, the Executive will be entitled to the following: (i) a cash payment at the rate of the Executive’s annual base salary as in effect immediately prior to the Trigger Event for a period of 18 months in the case of Mr. Jagid and 12 months in the case of the other Executives (such period, as applicable, the “Severance Period”), made as a series of payments that are payable in accordance with the Company’s standard payroll practices; (ii) a waiver of any remaining portion of the Executive’s healthcare continuation payments under COBRA for the Severance Period, provided that the Executive timely elects COBRA coverage and continues to make contributions for such coverage equal to his contribution amount in effect immediately preceding the date of his termination of employment; (iii) partial accelerated vesting of the Executive’s previously granted stock options and restricted stock awards, such that (to the extent not already then vested) a portion of these awards shall vest and/or become exercisable, in each case on a pro-rated basis that takes into account the number of months elapsed since the date of grant as compared to the scheduled vesting date (provided that the terms of the Company’s 2007 Equity Compensation Plan will continue to govern acceleration of vesting in the event of a “Change of Control” as defined therein); and (iv) except in the case of Mr. Miller, an award of “Performance Shares” under the Restricted Stock Unit Award Agreement previously entered into between the Company and the Executive, in an amount and to the extent of the sum of the “Interim Shares” determined (and defined) in accordance with Exhibit A to that agreement.

As a condition to the Company’s obligations under the Severance Agreements, each Executive is required to execute and deliver to the Company a restrictive covenants agreement, a form of which is attached to the Severance Agreements, containing covenants regarding confidentiality, assignment of inventions, non-competition and non-solicitation. These restrictive covenants will remain in effect during the Severance Period.

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Compensation Tables

The following table, which should be read in conjunction with the explanations provided above, sets forth summary compensation information for the year ended December 31, 2011 for the Company’s (i) Chief Executive Officer, (ii) Chief Financial Officer, and (iii) each of the Company’s three most highly compensated executive officers other than the Chief Executive Officer and the Chief Financial Officer who were serving as executive officers of the Company as of December 31, 2011. These persons are sometimes referred to elsewhere in this Proxy Statement as our “Named Executive Officers.”

Summary Compensation Table

Name and Principal Position	Year	Salary ($)		Stock Awards ($)(1)	Option Awards ($)(1)	Non-equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)(3)	Total ($)
Jeffrey M. Jagid,	2011	312,000		60,820	50,671	214,656	33,000	671,147
Chairman and Chief	2010	312,000		112,106	91,687	78,000	26,981	620,774
Executive Officer	2009	312,000		138,174	97,134	-	25,421	572,729

Ned Mavrommatis,	2011	255,000		36,491	30,403	131,580	24,000	477,474
Chief Financial Officer, Treasurer	2010	255,000		62,281	50,938	41,437	18,501	428,157
and Corporate Secretary	2009	255,000		76,761	53,964	-	22,848	408,573

Kenneth S. Ehrman,	2011	255,000		36,491	30,403	131,580	24,000	477,474
President	2010	255,000		62,281	50,938	41,437	28,803	437,739
	2009	255,000		76,761	53,964	-	21,174	406,899

Michael L. Ehrman,	2011	240,000		30,412	25,335	103,200	20,400	419,347
Chief Technology	2010	240,000		62,281	50,938	30,000	19,162	402,831
Officer	2009	240,000		76,761	53,964	-	13,191	383,916

Darryl Miller,	2011	270,000		36,491	30,403	99,792	-	436,686
Chief Operating Officer(4)	2010	261,202	(4)	76,494	50,938	105,975	-	494,609

__________________________

(1)	Restricted stock, performance shares and option awards include the aggregate grant date fair value of such awards granted in the fiscal year indicated computed in accordance with ASC 718. For a discussion of the assumptions we made in valuing the stock and option awards, see “Note 2(R)—Summary of Significant Accounting Policies—Stock-based compensation” and “Note 13—Stock-Based Compensation” in the notes to our consolidated financial statements contained in our Annual Report on Form 10-K for the fiscal year ended December 31, 2011.

(2)	This amount represents bonus earned for such fiscal year (although paid in the following fiscal year) pursuant to the Executive Incentive Plan.

(3)	The dollar amounts shown under the heading “All other compensation” represent the incremental cost of all perquisites and other personal benefits to our named executive officers, for automobile allowance and related expenses.

(4)	Darryl Miller’s employment with the Company commenced in January, 2010, and thus the amount of his 2010 base salary reported in the Summary Compensation Table reflects the pro-rata portion of his annual base salary of $270,000 for such year.

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Grants of Plan-Based Awards

The following table provides certain information with respect to restricted stock awards and options granted to our Named Executive Officers during the fiscal year ended December 31, 2011.

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards ($)(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(#)			All Other Stock Awards: Number of Shares of Stock or Units	All Other Option Awards: Number of Securities Underlying Options	Exercise or Base Price of Option Awards	Grant Date Fair Value of Stock and Option Awards
Name	Grant Date	Threshold	Target	Maximum	Threshold	Target	Maximum	(#)(2)	(#)(3)	($/Sh)	($)(4)
Jeffrey M. Jagid	03/30/2011	125,000	250,000	375,000	-	-	-	-	-	-	-
	03/30/2011	62,500	125,000	187,500	-	-	-	-	-	-	-
	03/30/2011	-	-	-	-	-	-	13,367	-	-	60,820
	03/30/2011	-	-	-	-	-	-	-	28,435	4.55	50,671

Ned Mavrommatis	03/30/2011	76,500	153,000	229,500	-	-	-	-	-	-	-
	03/30/2011	37,500	75,000	112,500	-	-	-	-	-	-	-
	03/30/2011	-	-	-	-	-	-	8,020	-	-	36,491
	03/30/2011	-	-	-	-	-	-	-	17,061	4.55	30,403

Kenneth S. Ehrman	03/30/2011	76,500	153,000	229,500	-	-	-	-	-	-	-
	03/30/2011	37,500	75,000	112,500	-	-	-	-	-	-	-
	03/30/2011	-	-	-	-	-	-	8,020	-	-	36,491
	03/30/2011	-	-	-	-	-	-	-	17,061	4.55	30,403

Michael L. Ehrman	03/30/2011	60,000	120,000	180,000	-	-	-	-	-	-	-
	03/30/2011	31,250	62,500	93,750	-	-	-	-	-	-	-
	03/30/2011	-	-	-	-	-	-	6,684	-	-	30,412
	03/30/2010	-	-	-	-	-	-	-	14,217	4.55	25,335

Darryl Miller	03/30/2011	81,000	162,000	243,000	-	-	-	-	-	-	-
	03/30/2011	37,500	75,000	112,500	-	-	-	8,020	-	-	36,491
	03/30/2011	-	-	-	-	-	-	-	17,061	4.55	30,403

(1)	The information under “Estimated Future Payouts Under Non-Equity Incentive Plan Awards” relates to cash bonuses for the fiscal year ended December 31, 2011, payable to our Named Executive Officers based on the achievement of annual revenue goals and “operating profit” (which for these purposes is defined as operating income (loss) from operations, excluding depreciation and amortization and stock-based compensation) goals for 2011 pursuant to our Executive Incentive Plan. With respect to each Named Executive Officer, the threshold, target and maximum numbers on the second line represent performance cash awards payable on the achievement of stock price targets over a three-year period pursuant to our 2011 LTIP.

(2)	Represents restricted shares issued under the Company’s 2007 Equity Compensation Plan in conjunction with our 2011 LTIP. One hundred percent (100%) of the restricted shares vest on the third annual anniversary date of the date of grant, provided that the awardee is an employee of the Company on such anniversary.

(3)	The information under “All Other Option Awards: Number of Securities Underlying Options” relates to options to purchase shares of our common stock issued under the Company’s 2007 Equity Compensation Plan in conjunction with our 2011 LTIP.

(4)	This amount is calculated based on $4.55 per share, the closing price of our common stock as reported on the NASDAQ Global Market on March 30, 2011.

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Stock Option Exercises and Vesting of Restricted Stock Awards

There were no stock option exercises by any of our Named Executive Officers during the fiscal year ended December 31, 2011. No shares of restricted stock held by any of our Named Executive Officers vested during the fiscal year ended December 31, 2011.

Outstanding Equity Awards at Fiscal Year End

The following table provides certain information concerning outstanding equity awards held by each of our Named Executive Officers at December 31, 2011.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(1)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(3)	Equity Incentive Plan Awards: Market Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(2)

Jeffrey M. Jagid	80,000	-	6.65	02/06/2014(4)	31,780	150,319	31,780	150,319
	60,000	-	11.35	03/03/2015(4)	39,474	186,712	-	-
	12,000	8,000	7.41	02/27/2018(4)	13,367	63,226	-	-
	-	54,878	3.54	06/29/2019(5)	-	-	-	-
	-	80,357	2.84	02/05/2020(5)	-	-	-	-
	-	28,435	4.55	03/30/2021(5)	-	-	-	-

Ned Mavrommatis	55,000	-	6.65	02/06/2014(4)	17,655	83,508	17,655	83,508
	49,000	-	11.35	03/03/2015(4)	21,930	103,729	-	-
	9,600	6,400	7.41	02/27/2018(4)	8,020	37,935	-	-
	-	30,488	3.54	06/29/2019(5)	-	-	-	-
	-	44,643	2.84	02/05/2020(5)	-	-	-	-
	-	17,061	4.55	03/30/2021(5)	-	-	-	-

Kenneth S. Ehrman	70,000	-	6.65	02/06/2014(4)	17,655	83,508	17,655	83,508
	49,000	-	11.35	03/03/2015(4)	21,930	103,729	-	-
	9,600	6,400	7.41	02/27/2018(4)	8,020	37,935	-	-
	-	30,488	3.54	06/29/2019(5)	-	-	-	-
	-	44,643	2.84	02/05/2020(5)	-	-	-	-
	-	17,061	4.55	03/30/2021(5)	-	-	-	-

Michael L. Ehrman	55,000	-	6.65	02/06/2014(4)	17,655	83,508	17,655	83,508
	57,000	-	11.35	03/03/2015(4)	21,930	103,729	-	-
	9,600	6,400	7.41	02/27/2018(4)	6,684	31,615	-	-
	-	30,488	3.54	06/29/2019(5)	-	-	-	-
	-	44,643	2.84	02/05/2020(5)	-	-	-	-
	-	14,217	4.55	03/30/2021(5)	-	-	-	-

Darryl Miller	-	44,643	2.84	02/05/2020(5)	21,930	103,729	21,930	103,729
	-	17,061	4.55	03/30/2021(5)	8,020	37,935	-	-

(1)	These amounts represent the number of restricted shares issued under the Company’s 2007 Equity Compensation Plan in conjunction with our LTIP. One hundred percent (100%) of the restricted shares vest on the third annual anniversary date of the date of grant, provided that the awardee is an employee of the Company on such anniversary.

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(2)	These amounts are calculated based on $4.73 per share, the closing price per share of our common stock as reported on the NASDAQ Global Market on December 30, 2011.

(3)	The information under “Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested” relates to performance shares issued under the Company’s 2007 Equity Compensation Plan. The amount with respect to each Named Executive Officer represents the “threshold” numbers of shares of our common stock payable under restricted stock units based upon the achievement of stock price targets. For additional information, see the section of this Proxy Statement entitled “EXECUTIVE COMPENSATION—Compensation Discussion and Analysis.”

(4)	These option awards vest over a five-year period, such that twenty percent (20%) of the award vests each year on the anniversary of the grant date, provided that the holder is employed by the Company on such date.

(5)	One hundred percent (100%) of these option awards vest on the third anniversary of the grant date, provided that the holder is employed by the Company on such date.

Potential Payments Upon Termination or Change in Control

Potential Payments Upon Termination or Change in Control under Severance Arrangements

As described above under the caption “Severance Arrangements,” the Company has entered into severance agreements with certain of its Named Executive Officers. These severance agreements provide for severance payments or other compensation upon the termination of the Named Executive Officer’s employment or a change in control with respect to the Company.

Potential Payments Upon Termination or Change in Control under Equity Compensation Plans

Our 1999 Stock Option Plan provides that all outstanding stock options, including stock options held by our executive officers, will become immediately exercisable, and the restrictions with respect to outstanding restricted shares will lapse, upon the occurrence of a “change in control event.” For this purpose, a “change in control event” will be deemed to occur if any of the following events occur: (i) the consummation of any merger of our Company with any other company unless the combined voting power of our voting securities outstanding immediately prior thereto continue to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 70% of the combined voting power of the voting securities of our Company or such surviving entity outstanding immediately after such merger or consolidation; (ii) the consummation of any sale or other disposition of all or substantially all of our assets; (iii) approval by our stockholders of a plan of liquidation of our Company; (iv) any action pursuant to which any person or group (as defined in Sections 3(a)(9) and 13(d) of the Exchange Act) will become the beneficial owner of 20% or more of our outstanding voting securities; or (v) the individuals who were members of our Board on May 14, 1999 (the date on which our 1999 Stock Option Plan was initially adopted by the Board), including any individuals who became or become directors after that date and whose election or nomination for election was approved by at least two-thirds of the directors of our Board, cease to constitute a majority of the members of our Board.

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Our 2007 Equity Compensation Plan provides that, in the event of a consolidation or merger in which, after completion of any such transaction, our prior stockholders own less than 50% of the voting shares of the continuing or surviving entity, or in the event of the sale or transfer of substantially all of our assets, all outstanding options will become exercisable and all restrictions and/or forfeitures with respect to restricted stock awards and restricted stock units will lapse.

Estimated Payments Upon Termination or Change in Control

The following table shows potential payments to the Company’s Named Executive Officers under existing severance agreements, plans or arrangements in connection with a termination of employment or change in control with respect to the Company. The following table assumes a December 31, 2011 termination or change in control date, and uses the closing price of the Company’s common stock on the NASDAQ Global Market on December 30, 2011 ($4.73). The disclosed amounts are estimates only and do not necessarily reflect the actual amounts that would be paid to the Named Executive Officers. These actual amounts would only be known at the time the Named Executive Officers become eligible for payment and would only be payable upon the termination of employment or change in control.

Name	Benefit	Non Change-in-Control Termination (Without Cause or for Good Reason)	Change-in-Control Termination (Without Cause or for Good Reason)	Change-in-Control Only

Jeffrey M. Jagid	Severance Pay	468,000	468,000	-
	Exercise of Vested Stock Options Upon Termination	148,513(1)	222,298(2)	222,298(2)
	Realization of Restricted Stock Awards Upon Termination	255,174	400,257	400,257
	Realization of Performance Share Awards Upon Termination	- (3)	- (4)	- (4)
	Benefit Continuation	42,601	42,601	-

Ned Mavrommatis	Severance Pay	255,000	255,000	-
	Exercise of Vested Stock Options Upon Termination	82,564(1)	123,727(2)	123,727(2)
	Realization of Restricted Stock Awards Upon Termination	142,464	225,172	225,172
	Realization of Performance Share Awards Upon Termination	- (3)	- (4)	- (4)
	Benefit Continuation	28,401	28,401	-

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Name	Benefit	Non Change-in-Control Termination (Without Cause or for Good Reason)	Change-in-Control Termination (Without Cause or for Good Reason)	Change-in-Control Only

Kenneth S. Ehrman	Severance Pay	255,000	255,000	-
	Exercise of Vested Stock Options Upon Termination	82,564 (1)	123,727(2)	123,172(2)
	Realization of Restricted Stock Awards Upon Termination	142,464	225,172	225,172
	Realization of Performance Share Awards Upon Termination	- (3)	- (4)	- (4)
	Benefit Continuation	28,401	28,401	-

Michael L. Ehrman	Severance Pay	240,000	240,000	-
	Exercise of Vested Stock Options Upon Termination	82,436(1)	123,215(2)	123,215(2)
	Realization of Restricted Stock Awards Upon Termination	140,884	218,852	218,852
	Realization of Performance Share Awards Upon Termination	- (3)	- (4)	- (4)
	Benefit Continuation	28,401	28,401	-

Darryl Miller	Severance Pay	270,000	270,000	-
	Exercise of Vested Stock Options Upon Termination	52,330(1)	87,446(2)	87,446(2)
	Realization of Restricted Stock Awards Upon Termination	72,874	141,664	141,664
	Realization of Performance Share Awards Upon Termination	-	-	-
	Benefit Continuation	28,401	28,401	-

(1)	Pursuant to the option award agreements entered into between the Company and each Named Executive Officer, options that have vested as of the date of termination of employment generally are exercisable for a period of 90 days following the date of termination (or 365 days, in the case of termination of employment resulting from death or disability). Moreover, the terms of the severance agreements entered into between the Company and each of the Named Executive Officers generally provide for accelerated vesting of a portion of the unvested options held by the individual in the event of termination of his employment for either of the following reasons (each, a “Trigger Event”): (i) the termination of the executive’s employment by the Company without “cause” (as defined in the severance agreements), or (ii) the executive’s resignation for “good reason” within six months following a “change in control event” (as each such term is defined in the severance agreements). Thus, the amounts reported in the table assume the exercise of any such stock options held by the Named Executive Officers at December 31, 2011 that were in-the-money as of such date.

(2)	Our equity compensation plans provide that all outstanding options will become exercisable upon a change in control (as defined in the applicable plan). Thus, the amounts reported in the table assume the exercise of any such stock options held by the Named Executive Officers at December 31, 2011 that were in-the-money as of such date.

(3)	Pursuant to the severance agreements entered into between the Company and each of our Named Executive Officers, upon the occurrence of a Trigger Event, performance shares granted under restricted stock unit award agreements entered into by the Company and each executive will be awarded in an amount and to the extent of the sum of any “interim shares” that may have been earned but not issued upon the achievement of certain performance targets as of the end of any fiscal year within the three-year performance period. However, as these performance targets had not been met as of December 31, 2011, no portion of the performance shares would be issuable to any of the executives as of such date.

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(4)	Under the LTIP and related restricted stock unit award agreements entered into between the Company and each Named Executive Officer, upon the occurrence of a change in control (as defined in the Company’s 2007 Equity Compensation Plan), performance shares granted under restricted stock unit award agreements entered into by the Company and each Named Executive Officer will be awarded in an amount and to the extent of the sum of any “interim shares” that may have been earned but not issued upon the achievement of certain performance targets as of the end of any fiscal year within the three-year performance period. However, as these performance targets had not been met as of December 31, 2011, no portion of the performance shares would be issuable to any of the Named Executive Officers as of such date.

Compensation Committee Interlocks and Insider Participation

As described above under “Corporate Governance and Board Matters,” the members of the Compensation Committee are Lawrence S. Burstein, Harold D. Copperman and Michael P. Monaco. No member of the Compensation Committee is or has been an executive officer of our Company or had any relationships requiring disclosure by us under the SEC’s rules requiring disclosure of certain relationships and related-party transactions. None of our executive officers served as a director or a member of a compensation committee (or other committee serving an equivalent function) of any other entity, the executive officers of which served as a director or member of the Compensation Committee during the fiscal year ended December 31, 2011.

SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding ownership of shares of our common stock as of April 26, 2012, by:

•	each stockholder known by us to own beneficially more than 5% of our outstanding common stock;

•	each of our executive officers named in the “Summary Compensation Table” in this Proxy Statement (these executive officers are sometimes referred to herein as the “Named Executive Officers”);

•	each of our directors; and

•	all of our directors and executive officers as a group.

To our knowledge, except as set forth in the footnotes to the table and subject to applicable community property laws, each person or entity named in the table has sole voting and disposition power with respect to the shares set forth opposite such person’s or entity’s name. The number of shares beneficially owned by each entity, person, director or executive officer is determined in accordance with the rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares over which the individual has the sole or shared voting power or investment power and any shares that the individual has the right to acquire within 60 days of April 26, 2012, through the exercise of stock options, warrants or other convertible securities or any other right. Shares of our common stock that a person has the right to acquire within 60 days of April 26, 2012 are deemed outstanding for purposes of computing the percentage ownership of the person holding such rights, but are not deemed outstanding for purposes of computing the percentage ownership of any other person (except with respect to the percentage ownership of all directors and executive officers as a group). As used in this Proxy Statement, “voting power” is the power to vote or direct the voting of shares and “investment power” includes the power to dispose or direct the disposition of shares.

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The number and percentage of shares beneficially owned is computed on the basis of 12,131,652 shares of our common stock outstanding as of April 26, 2012. The information in the following table regarding the beneficial owners of more than 5% of our common stock is based upon information supplied by our principal stockholders or set forth in Schedules 13D and 13G filed with the SEC. The determination that there were no other persons, entities or groups known to the Company to beneficially own more than 5% of the Company’s outstanding common stock was based on a review of all statements filed with the SEC with respect to the Company pursuant to Section 13(d) or 13(g) of the Exchange Act.

The address for those persons for which an address is not otherwise provided is c/o I.D. Systems, Inc., 123 Tice Boulevard, Woodcliff Lake, New Jersey 07677.

Name and Address of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned	Percentage of Shares of Common Stock Outstanding (1)
5% Stockholders:

Avis Budget Group, Inc. 6 Sylvan Way Parsippany, New Jersey 07054	1,600,000 (2)	12.57%

Artis Capital Management, L.P. One Market Plaza Steuart Tower, Floor 27 San Francisco, California 94105	1,072,672 (3)	8.84%

Directors and Executive Officers:

Jeffrey M. Jagid	593,391 (4)	4.83%
Ned Mavrommatis	189,654 (5)	1.55%
Kenneth S. Ehrman	688,243 (6)	5.61%
Michael L. Ehrman	388,079 (7)	3.17%
Darryl Miller	36,324 (8)	*
Lawrence S. Burstein	197,965 (9)	1.61%
Harold D. Copperman	124,928 (10)	1.03%
Michael P. Monaco	186,140 (11)	1.52%

All directors and executive officers as a group (nine individuals)	2,441,558 (12)	18.77%
*	Represents less than 1% of the outstanding shares of our common stock.

(1)	Ownership percentages are based on 12,131,652 shares of common stock of the Company outstanding as of April 26, 2012 (the Record Date for the Annual Meeting).

(2)	On February 10, 2012, Artis Capital Management, L.P., a California limited partnership (“Artis LP”), filed with the SEC Amendment No. 5 to its Schedule 13G with respect to the beneficial ownership of an aggregate of 1,072,672 shares of the Company’s common stock, with sole voting and dispositive power over these 1,072,672 shares. This number includes shares held by Artis Partners 2X Ltd. (“Artis 2X”) and other investment funds. Artis 2X holds more than five percent of our outstanding common stock. Artis LP is a registered investment adviser and is the investment adviser of Artis 2X and these other investment funds that hold our common stock for the benefit of the investors in those funds. The investment funds have the right to receive any dividends from, or proceeds from the sale of, our common stock. Artis Inc. is the general partner of Artis LP. Stuart Peterson is the president of Artis Inc. and the controlling owner of Artis LP and Artis Inc. By virtue of these relationships, Artis Inc. and Mr. Peterson may be deemed to beneficially own the shares of our common stock held by Artis 2X and the other investment funds; however, Artis LP has indicated that the filing of the Schedule 13G shall not be construed as an admission that Artis Inc. or Mr. Peterson is the beneficial owner of the shares of our common stock held by Artis 2X and the other investment funds.

(3)	On August 25, 2011, Avis Budget Group, Inc., a Delaware corporation (“Avis”), filed with the SEC a Schedule 13G with respect to the beneficial ownership of an aggregate of 1,600,000 shares of the Company’s common stock, with sole voting and dispositive power over these 1,600,000 shares. These shares are comprised of: (i) 1,000,000 shares of common stock and (ii) up to 600,000 shares of common stock underlying a common stock warrant (the “Warrant”) issued to Avis pursuant to the terms of Purchase Agreement, dated as of August 22, 2011, by and between the Company and Avis. The Warrant is exercisable (x) immediately with respect to 100,000 shares of common stock, and (y) with respect to the remaining 500,000 shares of common stock, at any time on or after the date (if any) on which Avis Budget Car Rental, LLC, a subsidiary of Avis, executes and delivers to the Company a particular statement of work agreed upon by the parties.

(4)	This number includes (i) 156,000 shares of our common stock issuable upon exercise of options which are currently exercisable or which will become exercisable within 60 days of April 26, 2012; (ii) 31,780 restricted shares of common stock which vest on June 29, 2012, provided that Mr. Jagid is employed by the Company on such date; (iii) 39,474 restricted shares of common stock which vest on February 5, 2013, provided that Mr. Jagid is employed by the Company on such date; (iv) 13,367 restricted shares of common stock which vest on March 30, 2014, provided that Mr. Jagid is employed by the Company on such date; and (v) 10,624 restricted shares of common stock which vest on March 29, 2015, provided that Mr. Jagid is employed by the Company on such date.

(5)	This number includes (i) 116,800 shares of our common stock issuable upon exercise of options which are currently exercisable or which will become exercisable within 60 days of April 26, 2012; (ii) 17,655 restricted shares of common stock which vest on June 29, 2012, provided that Mr. Mavrommatis is employed by the Company on such date; (iii) 21,930 restricted shares of common stock which vest on February 5, 2013, provided that Mr. Mavrommatis is employed by the Company on such date; (iv) 8,020 restricted shares of common stock which vest on March 30, 2014, provided that Mr. Mavrommatis is employed by the Company on such date; and (v) 6,374 restricted shares of common stock which vest on March 29, 2015, provided that Mr. Mavrommatis is employed by the Company on such date.

(6)	This number includes (i) 133,800 shares of our common stock issuable upon exercise of options which are currently exercisable or which will become exercisable within 60 days of April 26, 2012; (ii) 17,655 restricted shares of common stock which vest on June 29, 2012, provided that Mr. Ehrman is employed by the Company on such date; (iii) 21,930 restricted shares of common stock which vest on February 5, 2013, provided that Mr. Ehrman is employed by the Company on such date; (iv) 8,020 restricted shares of common stock which vest on March 30, 2014, provided that Mr. Ehrman is employed by the Company on such date; (v) 6,374 restricted shares of common stock which vest on March 29, 2015, provided that Mr. Ehrman is employed by the Company on such date; (vi) 49,000 shares of our common stock held by Mr. Ehrman’s wife’s IRA account; and (vii) 16,500 shares of our common stock held by Mr. Ehrman’s 401(k) account.

(7)	This number includes (i) 124,800 shares of our common stock issuable upon exercise of options which are currently exercisable or which will become exercisable within 60 days of April 26, 2012; (ii) 17,655 restricted shares of common stock which vest on June 29, 2012, provided that Mr. Ehrman is employed by the Company on such date; (ii) 21,930 restricted shares of common stock which vest on February 5, 2013, provided that Mr. Ehrman is employed by the Company on such date; (iv) 6,684 restricted shares of common stock which vest on March 30, 2014, provided that Mr. Ehrman is employed by the Company on such date; and (v) 5,312 restricted shares of common stock which vest on March 29, 2015, provided that Mr. Ehrman is employed by the Company on such date.

(8)	This number includes (i) 21,930 restricted shares of common stock which vest on February 5, 2013, provided that Mr. Miller is employed by the Company on such date; (ii) 8,020 restricted shares of common stock which vest on March 30, 2014, provided that Mr. Miller is employed by the Company on such date; and (iii) 6,374 restricted shares of common stock which vest on March 29, 2015, provided that Mr. Miller is employed by the Company on such date.

(9)	This number includes (i) 149,987 shares of our common stock issuable upon exercise of options which are currently exercisable or which will become exercisable within 60 days of April 26, 2012; (ii) 9,000 restricted shares of common stock which vest over a five-year period that commenced on June 29, 2009, with 20% of such shares vesting each year (provided that Mr. Burstein is a director of the Company on the applicable vesting date); (iii) 10,563 restricted shares of common stock which vest over a five-year period that commenced on February 5, 2010, with 20% of such shares vesting each year (provided that Mr. Burstein is a director of the Company on the applicable vesting date); (iv) 6,416 restricted shares of common stock which vest over a five-year period that commenced on March 30, 2011, with 20% of such shares vesting each year (provided that Mr. Burstein is a director of the Company on the applicable vesting date); (v) 8,499 restricted shares of common stock which vest in equal increments of 25% on a quarterly basis over a one-year period that commenced on March 29, 2012 (provided that Mr. Burstein is a director of the Company on the applicable vesting date); and (vi) 13,500 shares of our common stock held by Mr. Burstein’s IRA account.

(10)	This number includes (i) 43,050 shares of our common stock issuable upon exercise of options which are currently exercisable or which will become exercisable within 60 days of April 26, 2012; (ii) 27,000 restricted shares of common stock which vest over a five-year period that commenced on June 29, 2009, with 20% of such shares vesting each year (provided that Mr. Copperman is a director of the Company on the applicable vesting date); (iii) 10,563 restricted shares of common stock which vest over a five-year period that commenced on February 5, 2010, with 20% of such shares vesting each year (provided that Mr. Copperman is a director of the Company on the applicable vesting date); (iv) 6,416 restricted shares of common stock which vest over a five-year period that commenced on March 30, 2011, with 20% of such shares vesting each year (provided that Mr. Copperman is a director of the Company on the applicable vesting date); and (v) 8,499 restricted shares of common stock which vest in equal increments of 25% on a quarterly basis over a one-year period that commenced on March 29, 2012 (provided that Mr. Copperman is a director of the Company on the applicable vesting date).

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(11)	This number includes (i) 144,995 shares of our common stock issuable upon exercise of options which are currently exercisable or which will become exercisable within 60 days of April 26, 2012; (ii) 9,000 restricted shares of common stock which vest over a five-year period that commenced on June 29, 2009, with 20% of such shares vesting each year (provided that Mr. Monaco is a director of the Company on the applicable vesting date); (iii) 10,563 restricted shares of common stock which vest over a five-year period that commenced on February 5, 2010, with 20% of such shares vesting each year (provided that Mr. Monaco is a director of the Company on the applicable vesting date); (iv) 6,416 restricted shares of common stock which vest over a five-year period that commenced on March 30, 2011, with 20% of such shares vesting each year (provided that Mr. Monaco is a director of the Company on the applicable vesting date); and (v) 8,499 restricted shares of common stock which vest in equal increments of 25% on a quarterly basis over a one-year period that commenced on March 29, 2012 (provided that Mr. Monaco is a director of the Company on the applicable vesting date).

(12)	This number includes an aggregate of 878,182 shares of our common stock issuable upon exercise of options which are currently exercisable or which will become exercisable within 60 days of April 26, 2012.

EQUITY COMPENSATION PLANS

The following table provides certain information with respect to the Company’s equity compensation plans in effect as of December 31, 2011.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance (excluding securities reflected under column (a)) (c)
Equity compensation plans approved by security holders (1)	2,462,000	$7.41	868,000

Equity compensation plans not approved by security holders	-	-	-

Total	2,462,000	$7.41	868,000

(1)	These plans consist of the Company’s 1999 Stock Option Plan, 1999 Director Option Plan, 2007 Equity Compensation Plan and 2009 Non-Employee Director Equity Compensation Plan, which were our only equity compensation plans in existence as of December 31, 2011. Each of our 1999 Stock Option Plan and 1999 Director Option Plan has terminated, and no additional awards were, or may be, granted thereunder.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our executive officers, directors and persons who own more than 10% of a registered class of our equity securities to file with the SEC statements on Form 3, Form 4 and Form 5 of ownership and changes in ownership. Officers, directors and greater than 10% stockholders are required by regulation to furnish us with copies of all Section 16(a) reports that they file.

Based solely upon a review of Forms 3, 4 and 5 and any amendments to those forms that have been furnished to us, we believe that all parties subject to the reporting requirements of Section 16(a) filed all such required reports during and with respect to the fiscal year ended December 31, 2011.

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PROPOSAL NO. 2

APPROVAL OF AMENDMENT TO THE 2007 EQUITY COMPENSATION PLAN

General

On April 30, 2007, the Company’s Board of Directors adopted the 2007 Equity Compensation Plan (the “2007 Plan”), and the Company’s stockholders approved the 2007 Plan at the Company’s annual meeting of stockholders held in June, 2007. To date, the Company has reserved an aggregate of 2,000,000 shares of common stock for issuance under the Plan. The Board has, subject to stockholder approval, approved increasing the number of shares authorized for issuance under the 2007 Plan by an additional 500,000 shares, for a total of 2,500,000 shares. The general purpose of the 2007 Plan is to provide an incentive to the Company’s officers, employees and consultants, including the officers, employees and consultants of the Company’s subsidiaries, by enabling them to share in the future growth of the Company’s business. The Board of Directors believes that the granting of stock options, restricted stock awards and similar kinds of equity-based compensation promotes continuity of management and increases incentive and personal interest in the welfare of the Company by those who are primarily responsible for shaping and carrying out the Company’s long range plans and securing the Company’s growth and financial success. The Company will consider awards pursuant to the 2007 Plan in light of its overall director compensation philosophy and competitive conditions in the marketplace.

The Board of Directors believes that the 2007 Plan advances the Company’s interests by enhancing the Company’s ability to (i) attract and retain employees and consultants who are in a position to make significant contributions to the Company’s success; (ii) reward the Company’s employees and consultants for these contributions; and (ii) encourage employees and consultants to take into account the Company’s long-term interests through ownership of its shares.

If this Proposal No. 2 is not approved, we will not have sufficient shares to make annual equity grants to our officers and employees for the current fiscal year. In such event, the Company will need to re-evaluate its compensation programs, which will likely result in an increase in the cash compensation paid to our officers and employees.

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As of April 26, 2012, a total of 128,525 shares of our common stock remain available for issuance under the 2007 Plan. Approval of an increase in the number of shares available for issuance under the 2007 Plan is intended to ensure that the Company can continue to provide an incentive to its officers, employees and consultants by enabling them to share in the future growth of the Company. The Board continues to believe that the 2007 Plan enables the Company to attract and retain qualified officers, employees and consultants, to facilitate performance-based compensation for employees and to provide incentives for the participants in the 2007 Plan to enhance the value of the Common Stock.

Proposed Amendment to the Plan

As set forth below, we are asking our stockholders to vote upon an amendment to the 2007 Plan to increase the number of shares of our common stock reserved for issuance pursuant to the 2007 Plan from 2,000,000 to 2,500,000 and provide that any repricing of options granted under the 2007 Plan would generally require the approval of the Company’s stockholders.

As of April 26, 2012, only 128,525 of the original 2,000,000 shares of common stock authorized for issuance pursuant to the 2007 Plan remain available for new awards. Shares subject to options that terminate or expire unexercised or shares of restricted stock that are forfeited will become available for future grants. During 2011, under the 2007 Plan, the Company granted 93,835 stock options among five individuals and 44,111 shares of restricted stock among five individuals. On April 27, 2012, the Board approved an increase in the number of shares of common stock available for the grant of awards under the 2007 Plan from 2,000,000 to 2,500,000 (subject to adjustment as described below and provided in the 2007 Plan). The proposed increase in the aggregate number of shares available for the grant of awards is intended to enhance the Company’s flexibility in structuring incentive awards by facilitating future stock option grants and other awards.

A copy of the 2007 Plan, which includes the amendments described herein, is attached as Appendix A to this Proxy Statement. Appendix A is marked to show the changes implemented to the 2007 Plan by virtue of the amendments. If the amendments are approved by our stockholders, then they will become effective immediately following the Annual Meeting. Below is a summary of certain key provisions of the 2007 Plan. The summary is qualified in its entirety by reference to the full text of the 2007 Plan.

Description of the 2007 Plan

The following description of the principal terms of the 2007 Plan (as amended to date and by the amendments described in this Proposal No. 2) is a summary and is qualified in its entirety by the full text of the 2007 Plan, which is attached as Appendix A hereto.

Administration. The 2007 Plan is administered by a duly authorized committee appointed by the Board of Directors and charged with administration of the 2007 Plan. Unless another committee is appointed, however, the Compensation Committee of the Board of Directors will also serve as the committee administering the 2007 Plan. The committee may grant options to purchase shares of common stock, as well as restricted or unrestricted shares of common stock and restricted stock units payable in shares of common stock. The committee also has authority to determine the terms and conditions of each option or other kind of equity award and adopt, amend and rescind rules and regulations for the administration of the 2007 Plan. No options or stock awards may be made under the Plan after April 20, 2017, but the 2007 Plan will continue thereafter while previously granted options or stock awards remain subject to the 2007 Plan.

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Officers, Employees and Consultants Eligible to Receive Options or Awards Under the 2007 Plan. Persons eligible to receive options or other awards under the 2007 Plan are those officers, employees and consultants of the Company and its subsidiaries (approximately 100 officers and employees and no consultants as of April 26, 2012) who, in the opinion of the committee, are in a position to make a significant contribution to the Company’s success.

Shares Subject to the 2007 Plan. Subject to adjustments set forth in the 2007 Plan, the aggregate number of shares of common stock available for issuance in connection with options and awards granted under the 2007 Plan currently is 2,000,000 shares (but which will be increased to 2,500,000 if this Proposal No. 2 is approved), subject to customary adjustments for stock splits, stock dividends or similar transactions. If any option granted under the 2007 Plan terminates without having been exercised in full or if any award is forfeited, the number of shares of Common Stock as to which such option or award was forfeited will be available for future grants within certain limits under the 2007 Plan. No employee or consultant may receive options relating to more than 300,000 shares of common stock in the aggregate in any year.

Terms and Conditions of Options. Options granted under the 2007 Plan may be either “incentive stock options” that are intended to meet the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”) or “nonstatutory stock options” that do not meet the requirements of Section 422 of the Code. The committee determines the exercise price of options granted under the 2007 Plan, but no option may be granted with an exercise price that is less than the fair market value per share of our common stock on the date of grant. The exercise price of an incentive stock option granted to a ten percent or more stockholder must, however, be at least equal to 110% of fair market value on the date of grant. No option may be exercisable for more than ten years (five years in the case of an incentive option granted to a ten percent or more stockholder) from the date of grant. Options issued under the 2007 Plan will be exercisable at such time or times as the committee prescribes at the time of grant.

Generally, the option price may be paid (i) in cash or by certified check, bank draft or money order, (ii) through delivery of shares of Common Stock having a fair market value equal to the purchase price, or (iii) a combination of these methods. The committee is also authorized to establish a cashless exercise program.

No option may be transferred other than by will or by the laws of descent and distribution, and during a recipient’s lifetime an option may be exercised only by the recipient. Unless otherwise determined by the Committee, options that are exercisable at the time of a recipient’s termination of service with us will continue to be exercisable for three months (twelve months if the optionee terminates service due to death or disability).

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Except in connection with a corporate transaction involving the Company and changes in capitalization such as stock splits, outstanding options issued under the 2007 Plan may not, without stockholder approval, be “repriced” whether by reducing their exercise prices, by canceling them in exchange for cash, or by substituting other awards or options for them with an exercise price that is less than the exercise price of the original options.

Terms and Conditions of Restricted Stock and Restricted Stock Unit Awards. The committee may also grant a restricted stock award and/or a restricted stock unit award to any eligible employee or consultant. Under a restricted stock award, shares of common stock that are the subject of the award are generally subject to restrictions on transfer to the extent that the recipient terminates service with us prior to the award having vested. The committee will determine the restrictions and vesting terms of each stock award. Unless otherwise determined by the committee, holders of restricted shares will have the right to vote such shares and to receive any cash dividends with respect thereto during the restriction period. Any stock dividends will be subject to the same restrictions as the underlying shares of restricted stock. The recipient of a restricted stock unit award will be entitled to receive a number of shares that is equal to the number of units granted if and when the units vest.

To the extent that the committee grants restricted stock or restricted stock unit awards that are subject to the satisfaction of performance goals specified by the committee (“performance awards”), the committee will establish the specified levels of performance goals. Performance goals may be weighted for different factors and measures. The committee will have discretion to make adjustments to a performance award in certain circumstances, such as when a person is promoted into a position of eligibility for a performance award, is transferred between eligible positions with different performance goals, terminates employment and is subsequently rehired, takes a leave of absence, or other similar circumstances deemed appropriate by the committee. The committee may also increase or decrease a stock award to any individual, except that, an award intended to be “qualified performance-based compensation” for purposes of Section 162(m) of the Code, may not be increased. The committee will certify the degree of attainment of performance goals after the end of each year.

If restricted stock or restricted stock unit awards are intended to satisfy the conditions for deductibility under Section 162(m) of the Code as “performance-based compensation,” the performance criteria will be selected from among the following, which may be applied to our company as a whole, or to an individual recipient, or to a department, unit, division or function within the company or an affiliate, and they may apply on a pre- or post-tax basis, either alone or relative to the performance of other businesses or individuals (including industry or general market indices): (a) earnings (either in the aggregate or on a per-share basis, reflecting dilution of shares as the committee deems appropriate and, if the committee so determines, net of or including dividends) before or after interest and taxes (“EBIT”) or before or after interest, taxes, depreciation, and amortization (“EBITDA”); (b) gross or net revenue or changes in annual revenues; (c) cash flow(s) (including either operating or net cash flows); (d) financial return ratios; (e) total stockholder return, stockholder return based on growth measures or the attainment by the shares of a specified value for a specified period of time, share price, or share price appreciation; (f) earnings growth or growth in earnings per share; (g) return measures, including return or net return on assets, net assets, equity, capital, investment, or gross sales; (h) adjusted pre-tax margin; (i) pre-tax profits; (j) operating margins; (k) operating profits; (l) operating expenses; (m) dividends; (n) net income or net operating income; (o) growth in operating earnings or growth in earnings per share; (p) value of assets; (q) market share or market penetration with respect to specific designated products or product groups and/or specific geographic areas; (r) aggregate product price and other product measures; (s) expense or cost levels, in each case, where applicable, determined either on a company-wide basis or in respect of any one or more specified divisions; (t) reduction of losses, loss ratios or expense ratios; (u) reduction in fixed costs; (v) operating cost management; (w) cost of capital; (x) debt reduction; (y) productivity improvements; (z) average inventory turnover; or (aa) satisfaction of specified business expansion goals or goals relating to acquisitions or divestitures.

Terms and Conditions of Unrestricted Stock Awards. The committee may grant unrestricted stock awards to any eligible employee or consultant. Unrestricted shares do not require any payment by the recipient and are not subject to forfeiture or transfer restrictions (except to the extent imposed by law).

Change in Control. In the event of a consolidation or merger in which, after any such transaction, the prior stockholders of the Company own less than 50% of the voting shares of the continuing or surviving entity, or in the event of the sale or transfer of substantially all of the Company’s assets, the 2007 Plan provides that, unless a grant or award agreement provides otherwise, all outstanding options will become exercisable and all restrictions and/or forfeitures with respect to restricted stock awards and restricted stock units will lapse.

Amendment of 2007 Plan. The Board of Directors may at any time amend the 2007 Plan for the purpose of satisfying the requirements of the Code, or other applicable law or regulation or for any other legal purpose, provided that, without the consent of the Company’s stockholders, the Board of Directors may not (i) increase the number of shares of common stock available under the 2007 Plan, (ii) change the group of individuals eligible to receive options or awards under the 2007 Plan, (iii) “reprice” options granted under the 2007 Plan as described above, or (iv) extend the term of the 2007 Plan.

Certain Federal Income Tax Consequences

The following is a summary of the federal income tax consequences of option and restricted stock award grants under the 2007 Plan. Optionees and recipients of other awards granted under the 2007 Plan are advised to consult their personal tax advisors before exercising an option or award or disposing of any stock received pursuant to the exercise of an option or award. In addition, the following summary is based upon an analysis of the Code as currently in effect, existing laws, judicial decisions, administrative rulings, regulations and proposed regulations, all of which are subject to change and does not address state, local or other tax laws.

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Treatment of Options

The Code treats incentive stock options and nonstatutory stock options differently. However, as to both types of options, no income will be recognized to the optionee at the time of the grant of the options under the 2007 Plan, nor will the Company be entitled to a tax deduction at that time.

Generally, upon exercise of a nonstatutory stock option, an optionee will recognize ordinary income tax on the excess of the fair market value of the stock on the exercise date over the option price. The Company will be entitled to a tax deduction in an amount equal to the ordinary income recognized by the optionee in the fiscal year which includes the end of the optionee’s taxable year. The Company will be required to satisfy applicable withholding requirements in order to be entitled to a tax deduction. In general, if an optionee, in exercising a nonstatutory stock option, tenders shares of Common Stock in partial or full payment of the option price, no gain or loss will be recognized on the tender. However, if the tendered shares were previously acquired upon the exercise of an incentive stock option and the tender is within two years from the date of grant or one year after the date of exercise of the incentive stock option, the tender will be a disqualifying disposition of the shares acquired upon exercise of the incentive stock option.

For incentive stock options, there is no taxable income to an optionee at the time of exercise. However, the excess of the fair market value of the stock on the date of exercise over the exercise price will be taken into account in determining whether the “alternative minimum tax” will apply for the year of exercise. If the shares acquired upon exercise are held until at least two years form the date of grant and more than one year from the date of exercise, any gain or loss upon the sale of such shares, if held as capital assets, will be long-term capital gain or loss (measured by the difference between the sales price of the stock and the exercise price). Under current federal income tax law, a long-term capital gain will be taxed at a rate which is less than the maximum rate of tax on ordinary income. If the two-year and one year holding period requirements are not met (a “disqualifying disposition”), an optionee will recognize ordinary income in the year of disposition in an amount equal to the lesser of (i) the fair market value of the stock on the date of exercise minus the exercise price or (ii) the amount realized on disposition minus the exercise price. The remainder of the gain will be treated as long-term capital gain, depending upon whether the stock has been held for more than a year. If an optionee makes a disqualifying disposition, the Company will be entitled to a tax deduction equal to the amount of ordinary income recognized by the optionee.

In general, if an optionee, in exercising an incentive stock option, tenders shares of Common Stock in partial or full payment of the option price, no gain or loss will be recognized on the tender. However, if the tendered shares were previously acquired upon the exercise of another incentive stock option and the tender is within two years from the date of grant or one year after the date of exercise of the other option, the tender will be a disqualifying disposition of the shares acquired upon exercise of the other option.

As noted above, the exercise of an incentive stock option could subject an optionee to the alternative minimum tax. The application of the alternative minimum tax to any particular optionee depends upon the particular facts and circumstances which exist with respect to the optionee in the year of exercise. However, as a general rule, the amount by which the fair market value of the common stock on the date of exercise of an option exceeds the exercise price of the option will constitute an item of “adjustment” for purposes of determining the alternative minimum taxable income on which the alternative tax may be imposed. As such, this item will enter into the tax base on which the alternative minimum tax is computed, and may therefore cause the alternative minimum tax to become applicable in any given year.

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Treatment of Restricted Stock and Restricted Stock Unit Awards

Generally, absent an election to be taxed currently under Section 83(b) of the Code (a “Section 83(b) Election”), there will be no federal income tax consequences to either the recipient or the Company upon the grant of a restricted stock award. At the expiration of the restriction period and the satisfaction of any other restrictions applicable to the restricted shares, the recipient will recognize ordinary income and the Company generally will be entitled to a corresponding deduction equal to the fair market value of the Common Stock at that time. If a Section 83(b) Election is made within 30 days after the date the restricted stock award is granted, the recipient will recognize an amount of ordinary income at the time of the receipt of the restricted shares, and the Company generally will be entitled to a corresponding deduction, equal to the fair market value (determined without regard to applicable restrictions) of the shares at such time. If a Section 83(b) Election is made, no additional income will be recognized by the recipient upon the lapse of restrictions on the shares (and prior to the sale of such shares), but, if the shares are subsequently forfeited, the recipient may not deduct the income that was recognized pursuant to the Section 83(b) Election at the time of the receipt of the shares.

The recipient of a restricted stock unit will recognize ordinary income as and when the units vest. The amount of the income will be equal to the fair market value of the shares of our common stock issued at that time, and our company will be entitled to a corresponding deduction. The recipient of a restricted stock unit will not be permitted to make a Section 83(b) Election.

Potential Limitation on Company Deductions

Code Section 162(m) denies a deduction to any publicly held corporation for compensation paid to certain “covered employees” in a taxable year to the extent that compensation exceeds $1 million for a covered employee. It is possible that compensation attributable to stock options granted in the future under the 2007 Plan, when combined with all other types of compensation received by a covered employee from us, may cause this limitation to be exceeded in any particular year. Certain kinds of compensation, including qualified “performance-based compensation,” are disregarded for purposes of the deduction limitation. In accordance with Treasury regulations issued under Code Section 162(m), compensation attributable to stock options will qualify as performance-based compensation, provided that: (i) the stock award plan contains a per-employee limitation on the number of shares for which stock options may be granted during a specified period; (ii) the per-employee limitation is approved by the stockholders; (iii) the award is granted by a compensation committee comprised solely of “outside directors;” and (iv) the exercise price of the award is no less than the fair market value of the stock on the date of grant.

Tax Withholding

As and when appropriate, the Company will require each recipient of an option or other award under the 2007 Plan to pay any federal, state or local taxes required by law to be withheld.

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Option and Restricted Stock Award Grants

The grant of options and restricted stock awards under the 2007 Plan is discretionary, and we cannot determine now the number or type of option or restricted stock awards to be granted in the future to any particular individual.

Securities Authorized for Issuance Under Equity Compensation Plans

For information regarding our common stock that may be issued upon the exercise of options under our equity compensation plans in effect as of December 31, 2011, please see the section entitled “EQUITY COMPENSATION PLANS” in this Proxy Statement.

The Board of Directors recommends that you vote “FOR” approval of the Amendment to the 2007 Equity Compensation Plan.

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PROPOSAL NO. 3

RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed the firm of EisnerAmper LLP as the independent registered public accounting firm to audit our financial statements for the current fiscal year, subject to the ratification of such appointment by our stockholders. EisnerAmper LLP was formed in August, 2010, through the combination of Eisner LLP, the Company’s prior independent registered public accounting firm, with Amper, Politziner & Mattia, LLP. Thus, for purposes of this section, references to EisnerAmper LLP shall refer to Eisner LLP with respect to periods prior to the combination.

Representatives of EisnerAmper LLP are expected to be present at the Annual Meeting and will have an opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions.

Fees and Services of Independent Registered Certified Public Accounting Firm

Audit Fees

The aggregate fees billed by EisnerAmper LLP, our independent registered public accounting firm, for professional services rendered for the audit of our annual financial statements for the fiscal years ended December 31, 2011 and 2010, and for the review of the financial statements included in our Quarterly Reports on Form 10-Q during the fiscal years ended December 31, 2011 and 2010, were $100,000 and $196,500, respectively.

Audit-Related Fees

Other than the fees described under the caption “Audit Fees” above, EisnerAmper LLP did not bill any fees for services rendered to us during fiscal years ended December 31, 2011 and 2010 for assurance and related services in connection with the audit or review of our financial statements.

Tax Fees

There were no fees billed by EisnerAmper LLP for professional services rendered for tax compliance, tax advice or tax planning during fiscal years ended December 31, 2011 and 2010.

All Other Fees

The aggregate fees billed by EisnerAmper LLP for products or professional services rendered, other than services described under the caption “Audit Fees” above during fiscal years ended December 31, 2011 and 2010, were $0 and $95,840, respectively. The aggregate fees billed by EisnerAmper LLP during the fiscal year ended December 31, 2010 were attributable to due diligence services, preparation of reports filed under the securities laws, and the opening balance sheet audit in connection with the Company’s acquisition of Asset Intelligence, LLC.

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Audit Committee’s Pre-Approval Policies and Procedures

The Audit Committee pre-approves all services, including both audit and non-audit services, provided by our independent accountants. For audit services, each year the independent registered public accounting firm provides the Audit Committee with an engagement letter outlining the scope of the audit services proposed to be performed during the year, which must be formally accepted by the Audit Committee before the audit commences. The independent registered public accounting firm also submits an audit services fee proposal, which also must be approved by the Audit Committee before the audit commences.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF EISNERAMPER LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2012.

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PROPOSAL NO. 4

ADVISORY VOTE ON THE COMPANY’S EXECUTIVE COMPENSATION

In accordance with recently adopted Section 14A of the Exchange Act, which was added under the Dodd-Frank Wall Street Reform and Consumer Protection Act, we are asking stockholders to approve an advisory resolution on the Company’s executive compensation as reported in this Proxy Statement. Our executive compensation programs are designed to support the Company’s long-term success. As described above in the “Compensation Discussion and Analysis” section of this Proxy Statement, the Compensation Committee has structured our executive compensation program to achieve the following key objectives:

•	to provide a total rewards package to our executives that are competitive with our peer companies;

•	to attract and retain key talent;

•	to link pay to performance by providing incentives that promote short and long-term financial growth and stability to continuously enhance stockholder value.

We believe that our performance-based executive compensation programs provide incentives that are aligned with the best interests of our stockholders and have facilitated the Company’s performance.

We urge stockholders to read the “Compensation Discussion and Analysis” above, which describes in more detail how our executive compensation policies and procedures operate and are designed to achieve our compensation objectives, as well as the Summary Compensation Table and related compensation tables and narrative contained herein, which provide detailed information on the compensation of our Named Executive Officers. The Board believes that the policies and procedures articulated in the “Compensation Discussion and Analysis” are effective in achieving our goals and that the compensation of our Named Executive Officers reported in this Proxy Statement has supported and contributed to the Company’s success.

Accordingly, we are asking stockholders to approve the following advisory resolution at the Annual Meeting:

RESOLVED, that the stockholders of I.D. Systems, Inc. (the “Company”) approve, on an advisory basis, the compensation of the Company’s named executive officers set forth in the Compensation Discussion and Analysis, the Summary Compensation Table and the related compensation tables and narrative in the Proxy Statement relating to the Company’s 2012 Annual Meeting of Stockholders.

This advisory resolution, commonly referred to as a “say-on-pay” resolution, is non-binding on the Board. Although non-binding, the Board and the Compensation Committee will carefully review and consider the voting results when evaluating our executive compensation program.

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THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THIS PROPOSAL NO. 4 AND APPROVE, ON AN ADVISORY BASIS, THE COMPANY’S EXECUTIVE COMPENSATION.

PROPOSAL NO. 5

SHAREHOLDER PROPOSAL REGARDING AN AMENDMENT TO THE COMPANY’S RESTATED BYLAWS TO PROVIDE FOR REIMBURSEMENT OF PROXY EXPENSES INCURRED IN CONNECTION WITH nominating a director candidate

Mr. Daniel Rudewicz, on behalf of Furlong Fund, LLC (“Furlong Fund”), has indicated that Furlong Fund beneficially owns 5,000 shares of common stock of the Company and has held such shares continuously since May 5, 2010. Mr. Rudewicz stated that he is the managing member of Furlong Financial, LLC, which is the sole general partner of Furlong Fund, and has submitted the proposal below (the “Shareholder Proposal”) on behalf of Furlong Fund for consideration by stockholders at the Annual Meeting.

The Board recommends a vote “AGAINST” the Shareholder Proposal for the reasons set forth below.

* * * * * * * * * * * *

[The following is the verbatim proposal as received from Mr. Rudewicz on behalf of Furlong Fund.]

RESOLVED, pursuant to Article VI of the Restated Bylaws (“Bylaws”) of I.D. Systems, Inc. and Section 113 of the Delaware General Corporation Law, stockholders amend Article II, Section 3 of the Restated Bylaws to add the following sentences:

“Following the annual meeting, the Board of Directors shall cause the corporation to reimburse the Expenses that a stockholder or group of stockholders (the “Nominating Stockholders”) has incurred in connection with nominating a candidate (the “Nominee”) for election to the Board of Directors (the “Nomination”) if the following conditions are met:

(1)          Each Nominating Stockholder and the Nominee shall have otherwise complied with all of the provisions of these Bylaws applicable to the nomination of a candidate for election to the Board of Directors; and

(2)          The Nominee shall have received a number of votes cast in favor of his or her election equal to at least 25% of the number of all votes cast, including “for,” “against” and “withheld” votes, for the nominee receiving the most such votes of any nominee in the election of directors (such number of votes, the “Total Votes Cast”).

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If a Nominating Stockholder is eligible for reimbursement under this section, then (1) if the Nominee is not elected, the proportion of the Expenses reimbursed shall equal the proportion of votes that the Nominee received in favor of his or her election to the Total Votes Cast, and (2) if the Nominee is elected, all Expenses shall be reimbursed; provided, however, in each case, the other terms and conditions of this section are satisfied. In no event shall the amount paid to a Nominating Stockholder pursuant to this section exceed the amount of corresponding expenses incurred by the corporation in soliciting proxies in connection with the election of directors at the same annual meeting. The corporation shall pay at the direction of the Nominating Stockholders the amount due under this section after receipt of invoices documenting the Expenses, as well as any documentation reasonably requested by the corporation demonstrating their eligibility for reimbursement. Notwithstanding any other provision hereof, there shall be no reimbursement under this section in the event the Board of Directors determines that any such reimbursement would result in a breach of the fiduciary duties of the Board of Directors to the corporation and its stockholders or that making such a payment would render the corporation insolvent or cause it to breach a material obligation incurred without reference to the obligations imposed by this section.

For purposes of this section, “Expenses” shall mean the actual costs of printing and mailing the proxy materials and the fees and expenses of one law firm for reviewing the proxy materials and one proxy solicitor for conducting the related proxy solicitation (in each case, only such costs, fees and expenses that are reasonably incurred by the Nominating Stockholders), so long as the Nominating Stockholders shall be liable for such amounts regardless of the outcome of the election of directors or the receipt of reimbursement by the corporation.”

[End of the verbatim proposal as received from Mr. Rudewicz on behalf of Furlong Fund.]

* * * * * * * * * * * *

SUPPORTING STATEMENT

Neither Mr. Rudewicz nor Furlong Fund furnished the Company with a supporting statement in support of the Shareholder Proposal.

THE BOARD OF DIRECTORS’ STATEMENT IN OPPOSITION

The Board and its Nominating Committee have considered the Shareholder Proposal and concluded that the Shareholder Proposal is unnecessary and not in the best interests of the Company’s shareholders for the reasons described below. Accordingly, the Board recommends a vote AGAINST this Proposal No. 5.

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The Nominating Committee of the Board, which is tasked with the responsibility to identify and nominate qualified director candidates to serve on our Board, has a defined procedure in place for permitting shareholders to recommend director candidates (see “Nominating Committee—Procedures for Considering Nominations Made by Stockholders” on page 16 of this Proxy Statement). This process provides our shareholders with an opportunity to recommend director candidates to our Board and to have such candidates’ qualifications properly reviewed by the Nominating Committee. No candidates for election to the Board at the Annual Meeting were proposed by our shareholders.

In addition, the Shareholder Proposal encourages proxy contests and would require all of the Company’s shareholders to bear the expense of any shareholder who seeks to elect to the Board candidates of its own choosing – regardless of the shareholder’s intent or the candidate’s qualifications. The Board owes our shareholders a fiduciary duty to act in good faith and with a duty of care with respect to any action taken or decision made. However, individual shareholders are not bound by the same fiduciary duties to the Company and its shareholders that require directors to nominate director candidates who will serve all of our shareholders and pursue the Company’s best interests. Further, candidates nominated by individual shareholders may not meet the requirements described under “Nominating Committee—Qualifications” on page 17 of this Proxy Statement, which are designed to ensure that our directors are qualified to serve our shareholders as members of the Board. Individual shareholders may desire to pursue their own business or personal interests, which may not be in the long-term best interests of the Company and all of its shareholders. Adopting the Shareholder Proposal could therefore require the Company to fund a proxy contest of opposition candidates, regardless of whether those candidates are qualified to serve as directors or whether those candidates are committed to the long-term best interest of all of the Company’s stockholders, and even where those initiating the contest are seeking to advance their own special cause. To impose upon the Company an obligation to pay for the campaigns of opposition director candidates, regardless of those candidates’ fitness or suitability, would not represent good governance and would do little to further our business strategies. An increase in contested elections also could result in increased distraction of management from the Company’s ordinary business.

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FOR THE REASONS ABOVE, THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “AGAINST” THE SHAREHOLDER PROPOSAL.

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STOCKHOLDERS’ PROPOSALS FOR NEXT ANNUAL MEETING

Stockholder proposals to be presented at our annual meeting of stockholders to be held in 2013, for inclusion in our proxy statement and form of proxy relating to that meeting, must be received by us at our principal executive offices, 123 Tice Boulevard, Woodcliff Lake, New Jersey 07677, addressed to the Corporate Secretary, on or before January 7, 2013. If, however, our 2012 Annual Meeting of Stockholders is changed by more than thirty (30) days from the date of the Annual Meeting, the deadline is a reasonable time before we begin to print and mail our proxy materials for the 2013 annual meeting of stockholders. Such stockholder proposals must comply with our bylaws and the requirements of Regulation 14A of the Exchange Act.

Rule 14a-4 of the Exchange Act governs our use of our discretionary proxy voting authority with respect to a stockholder proposal that is not addressed in the proxy statement. With respect to our annual meeting of stockholders to be held in 2013, if we are not provided notice of a stockholder proposal prior to March 22, 2013, we will be permitted to use its discretionary voting authority when the proposal is raised at the meeting, without any discussion of the matter in the proxy statement.

OTHER MATTERS

As of the date of this Proxy Statement, the Board of Directors is not aware of any matters, other than those stated above, that may be brought before the Annual Meeting. The persons named in the enclosed form of proxy or their substitutes will vote with respect to any such matters in accordance with their best judgment.

By order of the Board of Directors,

/s/ Ned Mavrommatis

Ned Mavrommatis
Corporate Secretary

Dated: May 4, 2012

A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2011 (EXCLUDING EXHIBITS) ACCOMPANIES THIS PROXY STATEMENT. THE ANNUAL REPORT IS NOT TO BE REGARDED AS PROXY SOLICITING MATERIAL OR AS A COMMUNICATION BY MEANS OF WHICH ANY SOLICITATION IS TO BE MADE.

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Appendix A

I.D. SYSTEMS, INC.

2007 EQUITY COMPENSATION PLAN**

1. Purposes of the Plan. The purposes of this I.D. Systems, Inc. 2007 Equity Compensation Plan (the “Plan”) are: to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentives to Employees and Consultants, and to promote the success of the Company and any Parent or Subsidiary. Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant. Stock Awards and Unrestricted Shares may also be granted under the Plan.

2. Definitions. As used herein, the following definitions shall apply:

“Administrator” means a Committee which has been delegated the responsibility of administering the Plan in accordance with Section 4 of the Plan or, if there is no such Committee, the Board.

“Applicable Laws” means the requirements relating to the administration of equity compensation plans under the applicable corporate and securities laws of any of the states in the United States, U.S. federal securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Awards are, or will be, granted under the Plan.

“Award” means an Option, a Stock Award and/or the grant of Unrestricted Shares.

“Board” means the Board of Directors of the Company.

“Cause”, with respect to any Service Provider, means (unless otherwise determined by the Administrator) such Service Provider’s (i) conviction of, or plea of nolo contendere to, a felony or crime involving moral turpitude; (ii) fraud on or misappropriation of any funds or property of the Company; (iii) personal dishonesty, willful misconduct, willful violation of any law, rule or regulation (other than minor traffic violations or similar offenses) or breach of fiduciary duty which involves personal profit; (iv) willful misconduct in connection with the Service Provider’s duties; (v) chronic use of alcohol, drugs or other similar substances which affects the Service Provider’s work performance; or (vi) material breach of any provision of any employment, non-disclosure, non-competition, non-solicitation or other similar agreement executed by the Service Provider for the benefit of the Company, all as reasonably determined by the Committee, which determination will be conclusive.

“Code” means the Internal Revenue Code of 1986, as amended.

_________________________

** This copy of the 2007 Equity Compensation Plan is marked to reflect changes made by virtue of the proposed amendments to the plan described in Proposal No. 2 of the Company’s Proxy Statement. Newly added text is written in bold, double-underlined font; deleted text is written in ~~bold, strikethrough font~~.

A-1

“Committee” means a committee of Directors appointed by the Board in accordance with Section 4 of the Plan.

“Common Stock” means the common stock, par value $.01 per share, of the Company.

“Company” means I.D. Systems, Inc., a Delaware corporation.

“Consultant” means any person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services to such entity, other than an Employee or a Director.

“Director” means a member of the Board.

“Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code.

“Employee” means any person, including officers and Directors, serving as an employee of the Company or any Parent or Subsidiary. An individual shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary or any successor. For purposes of an Option initially granted as an Incentive Stock Option, if a leave of absence of more than three months precludes such Option from being treated as an Incentive Stock Option under the Code, such Option thereafter shall be treated as a Nonstatutory Stock Option for purposes of this Plan. Neither service as a Director nor payment of a director’s fee by the Company shall be sufficient to constitute “employment” by the Company.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

(i) if the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, the Fair Market Value of a Share of Common Stock shall be the closing sales price of a Share of Common Stock as quoted on such exchange or system for such date (or the most recent trading day preceding such date if there were no trades on such date), as reported in The Wall Street Journal or such other source as the Committee deems reliable;

(ii) if the Common Stock is regularly quoted by a recognized securities dealer but is not listed in the manner contemplated by clause (i) above, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock for such date (or the most recent trading day preceding such date if there were no trades on such date), as reported in The Wall Street Journal or such other source as the Committee deems reliable; or

A-2

(iii) if neither clause (i) above nor clause (ii) above applies, the Fair Market Value shall be determined in good faith by the Administrator based on the reasonable application of a reasonable valuation method.

“Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

“Nonstatutory Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

“Notice of Grant” means a written or electronic notice evidencing certain terms and conditions of an individual Option grant, Stock Award grant or grant of Unrestricted Shares. The Notice of Grant applicable to Stock Options shall be part of the Option Agreement.

“Option” means a stock option granted pursuant to the Plan.

“Option Agreement” means an agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.

“Optioned Stock” means the Common Stock subject to an Option.

“Optionee” means the holder of an outstanding Option granted under the Plan.

“Parent” means a “parent corporation” of the Company (or, in the context of Section 15(c) of the Plan, of a successor corporation), whether now or hereafter existing, as defined in Section 424(e) of the Code.

“Participant” shall mean any Service Provider who holds an Option, Restricted Stock, a Stock Award or Unrestricted Shares granted or issued pursuant to the Plan.

“Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to such Rule 16b-3, as such rule is in effect when discretion is being exercised with respect to the Plan.

“Section 16(b)” means Section 16(b) of the Exchange Act.

“Service Provider” means an Employee or Consultant.

“Share” means a share of the Common Stock, as adjusted in accordance with Section 15 of the Plan.

“Stock Award” means an Award of Shares pursuant to Section 11 of the Plan or an award of Restricted Stock Units pursuant to Section 12 of the Plan.

“Stock Award Agreement” means an agreement, approved by the Administrator, providing the terms and conditions of a Stock Award.

“Stock Award Shares” means Shares subject to a Stock Award.

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“Stock Awardee” means the holder of an outstanding Stock Award granted under the Plan.

“Subsidiary” means a “subsidiary corporation” of the Company (or, in the context of Section 15(c) of the Plan, of a successor corporation), whether now or hereafter existing, as defined in Section 424(f) of the Code.

“Unrestricted Shares” means a grant of Shares made on an unrestricted basis pursuant to Section 14 of the Plan.

3. Stock Subject to the Plan. Subject to the provisions of Section 15 of the Plan, the maximum aggregate number of Shares that may be issued under the Plan is ~~2,000,000~~ 2,500,000 Shares. The Shares may be authorized but unissued, or reacquired, shares of Common Stock. If an Option expires or becomes unexercisable without having been exercised in full or is canceled or terminated, or if any Shares of Restricted Stock or Shares underlying a Stock Award are forfeited or reacquired by the Company, the Shares that were subject thereto shall be added back to the Shares available for issuance under the Plan.

4. Administration of the Plan.

(a) Procedure.

(i) Multiple Administrative Bodies. Different Committees with respect to different groups of Service Providers may administer the Plan.

(ii) Section 162(m). To the extent that the Administrator determines it to be desirable to qualify Awards granted hereunder as “performance-based compensation” within the meaning of Section 162(m) of the Code, the Plan shall be administered by a Committee of two or more “outside directors” within the meaning of Section 162(m) of the Code and the regulations promulgated thereunder.

(iii) Rule 16b-3. If the Company is subject to Section 16(b), the transactions contemplated hereunder shall (from the date that the Company is first subject to Section 16(b)), be structured to satisfy the requirements for exemption under Rule 16b-3.

(iv) Other Administration. Other than as provided above, the Plan shall be administered by (A) the Board or (B) a Committee, which committee shall be constituted to satisfy Applicable Laws.

(b) Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

(i) to determine the Fair Market Value;

(ii) to select the Service Providers to whom Options, Stock Awards and Unrestricted Shares may be granted hereunder;

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(iii) to determine the number of shares of Common Stock to be covered by each Award granted hereunder;

(iv) to approve forms of agreement for use under the Plan;

(v) to determine the terms and conditions, not inconsistent with the terms of the Plan or of any Award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options may be exercised (which may be based on performance criteria), any vesting, acceleration or waiver of forfeiture provisions, and any restriction or limitation regarding any Option or Stock Award, or the Shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

(vi) to construe and interpret the terms of the Plan, Awards granted pursuant to the Plan and agreements entered into pursuant to the Plan;

(vii) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

(viii) to modify or amend each Award (subject to Section 19(c) of the Plan), including the discretionary authority to extend the post-termination exercisability period of Options longer than is otherwise provided for in the Plan;

(ix) to allow grantees to satisfy withholding tax obligations by having the Company withhold from the Shares to be issued upon exercise of an Option that number of Shares having a Fair Market Value equal to the amount required to be withheld, provided that withholding is calculated at the minimum statutory withholding level. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All determinations to have Shares withheld for this purpose shall be made by the Administrator in its discretion;

(x) ~~to reduce the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option shall have declined since the date the Option was granted~~ [Removed and Reserved];

(xi) to authorize any person to execute on behalf of the Company any agreement entered into pursuant to the Plan and any instrument required to effect the grant of an Award previously granted by the Administrator; and

(xii) to make all other determinations deemed necessary or advisable for administering the Plan.

(c) Effect of Administrator’s Decision. The Administrator’s decisions, determinations and interpretations shall be final and binding on all holders of Awards and Restricted Stock. None of the Board, the Committee or the Administrator, nor any member or delegate thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with the Plan, and each of the foregoing shall be entitled in all cases to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including without limitation reasonable attorneys’ fees) arising or resulting therefrom to the fullest extent permitted by law and/or under any directors’ and officers’ liability insurance coverage which may be in effect from time to time.

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(d) Repricing of Options. Notwithstanding any contained in the Plan to the contrary, repricing of Options shall not be permitted without the approval of the Company’s stockholders. For this purpose, a “repricing” means any of the following: (i) changing the terms of an Option to lower its exercise price; (ii) any other action that is treated as a “repricing” under applicable generally accepted accounting principles; or (iii) any other repricing that would require the approval of the Company’s stockholders under the rules of The NASDAQ Global Market (or such other securities exchange or automated quotation system on which the Company’s common stock is then listed or quoted).

5. Eligibility. Nonstatutory Stock Options, Stock Awards and Unrestricted Shares may be granted to Service Providers. Incentive Stock Options may be granted only to Employees. Notwithstanding anything contained herein to the contrary, an Award may be granted to a person who is not then a Service Provider; provided, however, that the grant of such Award shall be conditioned upon such person becoming a Service Provider at or prior to the time of the execution of the agreement evidencing such Award.

6. Limitations.

(a) Each Option shall be designated in the Option Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, if a single Employee becomes eligible in any given year to exercise Incentive Stock Options for Shares having a Fair Market Value in excess of $100,000, those Options representing the excess shall be treated as Nonstatutory Stock Options. In the previous sentence, “Incentive Stock Options” include Incentive Stock Options granted under any plan of the Company or any Parent or any Subsidiary. For the purpose of deciding which Options apply to Shares that “exceed” the $100,000 limit, Incentive Stock Options shall be taken into account in the same order as granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

(b) Neither the Plan nor any Award nor any agreement entered into pursuant to the Plan shall confer upon a Participant any right with respect to continuing the grantee’s relationship as a Service Provider with the Company, nor shall they interfere in any way with the Participant’s right or the Company’s right to terminate such relationship at any time, with or without cause.

(c) No Service Provider shall be granted, in any fiscal year of the Company, Options to purchase more than 300,000 Shares (subject to adjustment in accordance with Section 15).

7. Term of the Plan. Subject to Section 23 of the Plan, the Plan shall become effective upon its adoption by the Board. It shall continue in effect for a term of ten (10) years unless terminated earlier under Section 19 of the Plan.

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8. Term of Options. The term of each Option shall be stated in the applicable Option Agreement. In the case of an Incentive Stock Option, the term shall be ten (10) years from the date of grant or such shorter term as may be provided in the applicable Option Agreement. However, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Incentive Stock Option is granted, owns, directly or indirectly, stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant or such shorter term as may be provided in the applicable Option Agreement.

9. Option Exercise Price; Exercisability.

(a) Exercise Price. The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Administrator, subject to the following:

(i) In the case of an Incentive Stock Option

(A) granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant, or

(B) granted to any Employee other than an Employee described in paragraph (A) immediately above, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

(ii) In the case of a Nonstatutory Stock Option, the per Share exercise price shall be determined by the Administrator; provided, however, that the per Share exercise price of a Nonstatutory Stock Option shall be no less than 100% of the Fair Market Value per Share on the date of grant as (determined by the Administrator in good faith) in the case of a Nonstatutory Stock Option intended to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Code.

(iii) Notwithstanding the foregoing, Options may be granted with a per Share exercise price of less than 100% (or 110%, if clause (i)(A) above applies) of the Fair Market Value per Share on the date of grant pursuant to a merger or other comparable corporate transaction.

(b) Exercise Period and Conditions. At the time that an Option is granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions that must be satisfied before the Option may be exercised.

10. Exercise of Options; Consideration.

(a) Procedure for Exercise; Rights as a Shareholder. Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement. Unless the Administrator provides otherwise, vesting of Options granted hereunder shall be tolled during any unpaid leave of absence. An Option may not be exercised for a fraction of a Share. An Option shall be deemed exercised when the Company receives: (i) written or electronic notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and Section 10(e) of the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 15 of the Plan. Exercising an Option in any manner shall decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

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(b) Termination of Relationship as a Service Provider. If an Optionee ceases to be a Service Provider, other than upon the Optionee’s death or Disability or upon a termination of such Optionee’s employment with Cause, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement and except as otherwise provided in Sections 10(c), 10(d) and 10(e) of this Plan, the Option shall remain exercisable for three months following the Optionee’s termination (but in no event later than the expiration of the term of such Option). If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option in full within the time specified by the Administrator, the unexercised portion of the Option shall terminate, and the Shares covered by such unexercised portion of the Option shall revert to the Plan. An Optionee who changes his or her status as a Service Provider (e.g., from being an Employee to being a Consultant) shall not be deemed to have ceased being a Service Provider for purposes of this Section 10(b), nor shall a transfer of employment among the Company and any Subsidiary be considered a termination of employment; however, if an Optionee owning Incentive Stock Options ceases being an Employee but continues as a Service Provider, such Incentive Stock Options shall be deemed to be Nonstatutory Options three months after the date of such cessation.

(c) Disability of an Optionee. If an Optionee ceases to be a Service Provider as a result of the Optionee’s Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee’s termination (but in no event later than the expiration of the term of such Option). If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option in full within the time specified herein, the unexercised portion of the Option shall terminate, and the Shares covered by such unexercised portion of the Option shall revert to the Plan.

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(d) Death of an Optionee. If an Optionee dies while a Service Provider, the Option may be exercised within such period of time as is specified in the Option Agreement (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant), by the Optionee’s estate or by a person who acquires the right to exercise the Option by bequest or inheritance, but only to the extent that the Option is vested on the date of death. In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee’s death ((but in no event later than the expiration of the term of such Option). If, at the time of death, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If the Option is not so exercised in full within the time specified herein, the unexercised portion of the Option shall terminate, and the Shares covered by the unexercised portion of such Option shall revert to the Plan.

(e) Termination for Cause. If a Service Provider’s relationship with the Company is terminated for Cause, then, unless otherwise provided in such Service Provider’s Option Agreement, such Service Provider shall have no right to exercise any of such Service Provider’s Options at any time on or after the effective date of such termination.

(f) Form of Consideration. The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of:

(i) cash;

(ii) check;

(iii) other Shares which (A) in the case of Shares acquired upon exercise of an option at a time when the Company is subject to Section 16(b), have been owned by the Optionee for more than six months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

(iv) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan;

(v) a reduction in the amount of any Company liability to the Optionee, including any liability attributable to the Optionee’s participation in any Company-sponsored deferred compensation program or arrangement;

(vi) any combination of the foregoing methods of payment; or

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(vii) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

11. Stock Awards. The Administrator may, in its sole discretion, grant (or sell at par value or such higher purchase price as it determines) Shares to any Service Provider subject to such terms and conditions as the Administrator sets forth in a Stock Award Agreement evidencing such grant. Stock Awards may be granted or sold in respect of past services or other valid consideration or in lieu of any cash compensation otherwise payable to such individual. The grant of Stock Awards under this Section 11 shall be subject to the following provisions:

(a) At the time a Stock Award under this Section 11 is made, the Administrator shall establish a vesting period (the “Restricted Period”) applicable to the Stock Award Shares subject to such Stock Award. The Administrator may, in its sole discretion, at the time a grant is made, prescribe restrictions in addition to the expiration of the Restricted Period, including the satisfaction of corporate or individual performance objectives. None of the Stock Award Shares may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of during the Restricted Period applicable to such Stock Award Shares or prior to the satisfaction of any other restrictions prescribed by the Administrator with respect to such Stock Award Shares.

(b) The Company shall issue, in the name of each Service Provider to whom Stock Award Shares have been granted, stock certificates representing the total number of Stock Award Shares granted to such person, as soon as reasonably practicable after the grant. The Company, at the direction of the Administrator, shall hold such certificates, properly endorsed for transfer, for the Stock Awardee’s benefit until such time as the Stock Award Shares are forfeited to the Company, or the restrictions lapse.

(c) Unless otherwise provided by the Administrator, holders of Stock Award Shares shall have the right to vote such Shares and have the right to receive any cash dividends with respect to such Shares. All distributions, if any, received by a Stock Awardee with respect to Stock Award Shares as a result of any stock split, stock distribution, combination of shares, or other similar transaction shall be subject to the restrictions of this Section 11.

(d) Any Stock Award Shares granted to a Service Provider pursuant to the Plan shall be forfeited if the Stock Awardee voluntarily terminates employment with the Company or its subsidiaries or resigns or voluntarily terminates his consultancy arrangement or directorship with the Company or its subsidiaries, or if the Stock Awardee’s employment or the consultant’s consultancy arrangement or directorship is terminated for Cause prior to the expiration or termination of the applicable Restricted Period and the satisfaction of any other conditions applicable to such Stock Award Shares. Upon such forfeiture, the Stock Award Shares that are forfeited shall be retained in the treasury of the Company and be available for subsequent awards under the Plan. If the Stock Awardee’s employment, consultancy arrangement or directorship terminates for any other reason, the Stock Award Shares held by such person shall be forfeited, unless the Administrator, in its sole discretion, shall determine otherwise.

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(e) Upon the expiration or termination of the Restricted Period and the satisfaction of any other conditions prescribed by the Committee, the restrictions applicable to the Stock Award Shares shall lapse and, at the Stock Awardee’s request, a stock certificate for the number of Stock Award Shares with respect to which the restrictions have lapsed shall be delivered, free of all such restrictions, to the Stock Awardee or his beneficiary or estate, as the case may be.

12. Restricted Stock Units. The Committee may, in its sole discretion, grant Restricted Stock Units to a Service Provider subject to such terms and conditions as the Committee sets forth in a Stock Award Agreement evidencing such grant. “Restricted Stock Units” are Awards denominated in units evidencing the right to receive Shares of Common Stock, which may vest over such period of time and/or upon satisfaction of such performance criteria or objectives as is determined by the Committee at the time of grant and set forth in the applicable Stock Award Agreement, without payment of any amounts by the Stock Awardee thereof (except to the extent required by law). Prior to delivery of shares of Common Stock with respect to an award of Restricted Stock Units, the Stock Awardee shall have no rights as a stockholder of the Company.

Upon satisfaction and/or achievement of the applicable vesting requirements relating to an award of Restricted Stock Units, the Stock Awardee shall be entitled to receive a number of shares of Common Stock that are equal to the number of Restricted Stock Units that became vested. To the extent, if any, set forth in the applicable Stock Award Agreement, cash dividend equivalents may be paid during, or may be accumulated and paid at the end of, the applicable vesting period, as determined by the Committee.

Unless otherwise provided by the Stock Award Agreement, any Restricted Stock Units granted to a Service Provider pursuant to the Plan shall be forfeited if the Stock Awardee terminates employment or his or her consultancy arrangement with the Company or its subsidiaries terminates for any reason prior to the expiration or termination of the applicable vesting period and/or the achievement of such other vesting conditions applicable to the award.

Prior to the delivery of any shares of Common Stock in connection with an award of Restricted Stock Units, the Stock Awardee shall pay or make adequate provision acceptable to the Company for the satisfaction of the statutory minimum prescribed amount of federal and state income tax and other withholding obligations of the Company, including by having the Company withhold from the number of shares of Common Stock otherwise deliverable in connection with an award of Restricted Stock Units, a number of shares of Common Stock having a Fair Market Value equal to an amount sufficient to satisfy such tax withholding obligations.

13. Unrestricted Shares. The Administrator may grant Unrestricted Shares in accordance with the following provisions:

(a) The Administrator may cause the Company to grant Unrestricted Shares to Service Providers at such time or times, in such amounts and for such reasons as the Administrator, in its sole discretion, shall determine. No payment shall be required for Unrestricted Shares.

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(b) The Company shall issue, in the name of each Service Provider to whom Unrestricted Shares have been granted, stock certificates representing the total number of Unrestricted Shares granted to such individual, and shall deliver such certificates to such Service Provider as soon as reasonably practicable after the date of grant or on such later date as the Administrator shall determine at the time of grant.

14. Non-Transferability. Unless determined otherwise by the Administrator, an Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee. If the Administrator makes an Option transferable, such Option shall contain such additional terms and conditions as the Administrator deems appropriate. Notwithstanding the foregoing, the Administrator, in its sole discretion, may provide in the Option Agreement regarding a given Option that the Optionee may transfer, without consideration for the transfer, his or her Nonstatutory Stock Options to members of his or her immediate family, to trusts for the benefit of such family members, or to partnerships in which such family members are the only partners, provided that the transferee agrees in writing with the Company to be bound by all of the terms and conditions of this Plan and the applicable Option. During the period when Shares of Restricted Stock and Stock Award Shares are restricted (by virtue of vesting schedules or otherwise), such Shares may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution.

15. Adjustments Upon Changes in Capitalization, Dissolution, Merger or Asset Sale.

(a) Changes in Capitalization. Subject to any required action by the shareholders of the Company, the number of Shares of Common Stock covered by each outstanding Option and Stock Award, the number of Shares of Restricted Stock outstanding and the number of Shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options or Stock Awards have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option or Stock Award, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares of Common Stock subject to an Award hereunder.

(b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Optionee as soon as practicable prior to the effective date of such proposed dissolution or liquidation. The Administrator in its discretion may provide for an Optionee to have the right to exercise his or her Option until ten (10) days prior to such transaction as to all of the Shares covered thereby, including Shares as to which an applicable Option would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option applicable to any Shares purchased upon exercise of an Option or applicable to any Stock Award shall lapse as to all such Shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Option will terminate immediately prior to the consummation of such proposed action.

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(c) Merger or Asset Sale. In the event of a merger or consolidation of the Company with or into another corporation or any other entity or the exchange of substantially all of the outstanding stock of the Company for shares of another entity or other property in which, after any such transaction the prior shareholders of the Company own less than fifty percent (50%) of the voting shares of the continuing or surviving entity, or in the event of the sale of all or substantially all of the assets of the Company, (any such event, a “Change of Control”), then, absent a provision to the contrary in any particular Option Agreement or Stock Award (in which case the terms of such Option Agreement or Stock Award shall supercede each of the provisions of this Section 15(c) which are inconsistent with such Option Agreement or Stock Award), the Optionees shall fully vest in and have the right to exercise each outstanding Option as to all of the Optioned Stock covered thereby, including Shares which would not otherwise be vested or exercisable, and all vesting periods under Stock Awards shall be deemed to have been satisfied. In the event that the Administrator determines that the successor corporation or a Parent or a Subsidiary of the successor corporation has refused to assume or substitute an equivalent option, then the Administrator shall notify all Optionees that all outstanding Options shall be fully exercisable for a period of fifteen (15) days from the date of such notice and that any Options that are not exercised within such period shall terminate upon the expiration of such period. For the purposes of this paragraph, all outstanding Options shall be considered assumed if, following the consummation of the Change of Control, the Option confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option immediately prior to the consummation of the Change of Control, the consideration (whether stock, cash, or other property) received in the Change of Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the Change of Control is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option, for each Share of Optioned Stock subject to the Option, to be solely common stock of the successor corporation or its Parent or Subsidiary equal in fair market value to the per share consideration received by holders of Common Stock in the Change of Control.

16. Substitute Options. In the event that the Company, directly or indirectly, acquires another entity, the Board may authorize the issuance of stock options (“Substitute Options”) to the individuals performing services for the acquired entity in substitution of stock options previously granted to those individuals in connection with their performance of services for such entity upon such terms and conditions as the Board shall determine, taking into account the conditions of Code Section 424(a), as from time to time amended or superceded, in the case of a Substitute Option that is intended to be an Incentive Stock Option. Shares of capital stock underlying Substitute Stock Options shall not constitute Shares issued pursuant to the Plan for any purpose.

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17. Date of Grant. The date of grant of an Option, Stock Award or Unrestricted Share shall be, for all purposes, the date on which the Administrator makes the determination granting such Option, Stock Award or Unrestricted Share, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each grantee within a reasonable time after the date of such grant.

18. Amendment and Termination of the Plan.

(a) Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan.

(b) Shareholder Approval. The Company shall obtain shareholder approval of any Plan amendment to the extent necessary to comply with Applicable Laws.

(c) Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any grantee, unless mutually agreed otherwise between the grantee and the Administrator, which agreement must be in writing and signed by the grantee and the Company. Termination of the Plan shall not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

19. Conditions Upon Issuance of Shares.

(a) Legal Compliance. Shares shall not be issued in connection with the grant of any Stock Award or Unrestricted Share or the exercise of any Option unless such grant or the exercise of such Option and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

(b) Investment Representations. As a condition to the grant of any Stock Award or Unrestricted Share or the exercise of any Option, the Company may require the person receiving such Award or exercising such Option to represent and warrant at the time of any such exercise or grant that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

(c) Additional Conditions. The Administrator shall have the authority to condition the grant of any Award in such other manner that the Administrator determines to be appropriate, provided that such condition is not inconsistent with the terms of the Plan. Such conditions may include, among other things, obligations of recipients to execute lock-up agreements and shareholder agreements in the future.

(d) Trading Policy Restrictions. Option exercises and other Awards under the Plan shall be subject to the terms and conditions of any insider trading policy established by the Company or the Administrator.

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20. Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

21. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

22. Shareholder Approval. The Plan shall be subject to approval by the shareholders of the Company within twelve (12) months after the date the Plan is adopted. Such shareholder approval shall be obtained in the manner and to the degree required under Applicable Laws. Notwithstanding any provision in the Plan to the contrary, any exercise of an Option granted before the Company has obtained shareholder approval of the Plan in accordance with this Section 22 shall be conditioned upon obtaining such shareholder approval of the Plan in accordance with this Section 22.

23. Withholding; Notice of Sale. The Company shall be entitled to withhold from any amounts payable to an Employee any amounts which the Company determines, in its discretion, are required to be withheld under any Applicable Law as a result of any action taken by a holder of an Award.

24. Governing Law. This Plan shall be governed by the laws of the state of Delaware, without regard to conflict of law principles.

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2012 ANNUAL MEETING OF STOCKHOLDERS OF

I.D. SYSTEMS, INC.

Thursday, June 21, 2012

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS:
The Notice of Meeting, Proxy Statement and Annual Report on Form 10-K for the year ended December 31, 2011, are available at the following website:
http://www.amstock.com/ProxyServices/ViewMaterial.asp?CoNumber=10255

Please sign, date and mail
your proxy card in the
envelope provided as soon
as possible.

  Please detach along perforated line and mail in the envelope provided.

20503030300400000000 6	062111

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF THE NOMINEES LISTED BELOW,
“FOR” PROPOSAL NOS. 2, 3 AND 4, AND “AGAINST” PROPOSAL NO. 5.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE  ☒

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE NOMINEES LISTED BELOW.

1. Election of five directors, each to serve for a one-year term expiring at the Company’s 2013 annual meeting of stockholders, and until their respective successors are duly elected and qualified.

☐		NOMINEES:
	FOR ALL NOMINEES	Jeffrey M. Jagid
Lawrence S. Burstein
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES	Harold D. Copperman
Kenneth S. Ehrman
Michael P. Monaco
☐	FOR ALL EXCEPT (See instructions below)

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL NO. 2.

		FOR	AGAINST	ABSTAIN
2.	Amendment to the Company’s 2007 Equity Compensation Plan.	☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL NO. 3.

3.	Ratification of the appointment of EisnerAmper LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2012.	☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL NO. 4.

4.	Approval, on an advisory basis, of the Company’s executive compensation.	☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “AGAINST” PROPOSAL NO. 5.

5.

Shareholder Proposal to amend the Company’s Restated Bylaws to provide for reimbursement of a shareholder or group of shareholders for expenses incurred in connection with nominating a candidate for election to the Board of Directors.

		☐	☐	☐

UNLESS A CONTRARY DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED “FOR” ALL NOMINEES LISTED IN PROPOSAL NO. 1, “FOR” PROPOSAL NOS. 2, 3 AND 4, AND “AGAINST” PROPOSAL NO. 5, AS MORE SPECIFICALLY DESCRIBED IN THE COMPANY’S PROXY STATEMENT. IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE THEREWITH. THIS PROXY ALSO DELEGATES DISCRETIONARY AUTHORITY TO VOTE WITH RESPECT TO ANY OTHER BUSINESS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS, POSTPONEMENTS OR CONTINUATIONS THEREOF.

RECEIPT OF NOTICE OF THE ANNUAL MEETING AND PROXY STATEMENT IS HEREBY ACKNOWLEDGED, AND THE TERMS OF THE NOTICE AND PROXY STATEMENT ARE HEREBY INCORPORATED BY REFERENCE INTO THIS PROXY. THE UNDERSIGNED HEREBY REVOKES ALL PROXIES HERETOFORE GIVEN FOR SAID MEETING OR ANY AND ALL ADJOURNMENTS, POSTPONEMENTS AND CONTINUATIONS THEREOF.

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:

Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

2012 ANNUAL MEETING OF STOCKHOLDERS OF

I.D. SYSTEMS, INC.

Thursday, June 21, 2012

PROXY VOTING INSTRUCTIONS

INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions. Have your proxy card available when you access the web page.

TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

Vote online/phone until 11:59 PM EST the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the Annual Meeting.

COMPANY NUMBER
ACCOUNT NUMBER

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS:
The Notice of Meeting, Proxy Statement and Annual Report on Form 10-K for the year ended December 31, 2011, are available at the following website:
http://www.amstock.com/ProxyServices/ViewMaterial.asp?CoNumber=10255
  Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.

20503030300400000000 6	062111

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF THE NOMINEES LISTED BELOW,
“FOR” PROPOSAL NOS. 2, 3 AND 4, AND “AGAINST” PROPOSAL NO. 5.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE  ☒

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE NOMINEES LISTED BELOW.

1. Election of five directors, each to serve for a one-year term expiring at the Company’s 2013 annual meeting of stockholders, and until their respective successors are duly elected and qualified.

☐		NOMINEES:
	FOR ALL NOMINEES	Jeffrey M. Jagid
Lawrence S. Burstein
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES	Harold D. Copperman
Kenneth S. Ehrman
Michael P. Monaco
☐	FOR ALL EXCEPT (See instructions below)

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL NO. 2.

		FOR	AGAINST	ABSTAIN
2.	Amendment to the Company’s 2007 Equity Compensation Plan.	☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL NO. 3.

3.	Ratification of the appointment of EisnerAmper LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2012.	☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL NO. 4.

4.	Approval, on an advisory basis, of the Company’s executive compensation.	☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “AGAINST” PROPOSAL NO. 5.

5.

Shareholder Proposal to amend the Company’s Restated Bylaws to provide for reimbursement of a shareholder or group of shareholders for expenses incurred in connection with nominating a candidate for election to the Board of Directors.

		☐	☐	☐

UNLESS A CONTRARY DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED “FOR” ALL NOMINEES LISTED IN PROPOSAL NO. 1, “FOR” PROPOSAL NOS. 2, 3 AND 4, AND “AGAINST” PROPOSAL NO. 5, AS MORE SPECIFICALLY DESCRIBED IN THE COMPANY’S PROXY STATEMENT. IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE THEREWITH. THIS PROXY ALSO DELEGATES DISCRETIONARY AUTHORITY TO VOTE WITH RESPECT TO ANY OTHER BUSINESS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS, POSTPONEMENTS OR CONTINUATIONS THEREOF.

RECEIPT OF NOTICE OF THE ANNUAL MEETING AND PROXY STATEMENT IS HEREBY ACKNOWLEDGED, AND THE TERMS OF THE NOTICE AND PROXY STATEMENT ARE HEREBY INCORPORATED BY REFERENCE INTO THIS PROXY. THE UNDERSIGNED HEREBY REVOKES ALL PROXIES HERETOFORE GIVEN FOR SAID MEETING OR ANY AND ALL ADJOURNMENTS, POSTPONEMENTS AND CONTINUATIONS THEREOF.

Signature of Shareholder	Date:	Signature of Shareholder	Date:

Note:

Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

I.D. SYSTEMS, INC.

123 TICE BOULEVARD WOODCLIFF LAKE, NEW JERSEY 07677

PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR THE 2012 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 21, 2012, AT 10:00 A.M. (EASTERN TIME), AND ANY POSTPONEMENT, CONTINUATION OR ADJOURNMENT THEREOF

          The shares of common stock you hold in your account will be voted as you specify on the reverse side of this proxy card. If no choice is specified, the proxy will be voted “FOR” the election of all the nominees listed in Proposal No. 1, “FOR” Proposal Nos. 2, 3 and 4, and “AGAINST” Proposal No. 5, as described on the reverse side of this proxy card.

          By signing this proxy, the undersigned hereby appoints Jeffrey M. Jagid and Ned Mavrommatis, and each of them, as attorneys and proxies of the undersigned, with full power of substitution, to vote all of the shares of common stock of I.D. Systems, Inc. which the undersigned may be entitled to vote at the 2012 Annual Meeting of Stockholders of the Company to be held at the offices of Lowenstein Sandler PC, located at 1251 Avenue of the Americas, New York, New York 10020, on Thursday, June 21, 2012, at 10:00 a.m. (Eastern Time), and at any and all postponements, continuations and adjournments thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting and any postponements, continuations or adjournments of the meeting.

(Continued and to be signed on the reverse side)

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